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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Compass Minerals International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 600
Overland Park, Kansas 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 5, 2010

To Our Stockholders:

        We cordially invite you to attend the 2010 annual meeting of stockholders of Compass Minerals International, Inc. The meeting will take place at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210 on Wednesday, May 5, 2010, at 9:00 a.m. We look forward to your attendance either in person or by proxy.

        The purpose of the meeting is to:

  1.
  Elect three directors, each for a term of three years;

  2.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent auditors for fiscal year 2010;

  3.
  Re-approve certain provisions of the Company's 2005 Incentive Award Plan pursuant to Section 162(m) of the Internal Revenue Code; and

  4.
  Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

        Only stockholders of record at the close of business on March 12, 2010 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

Rodney Underdown Vice President, Chief Financial Officer, Secretary and Treasurer

March 30, 2010

Please complete, date, sign and return the accompanying proxy card. The enclosed return envelope requires no additional postage if mailed in either the United States or Canada.
Your vote is very important. Please vote regardless of whether or not you plan to attend the meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 5, 2010. The Company's Proxy Statement and Annual Report to security holders for the fiscal year ended December 31, 2009 is also available at http://www.proxydocs.com/cmp.

 COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 600
Overland Park, Kansas 66210

2010 PROXY STATEMENT

        Based in the Kansas City metropolitan area, Compass Minerals International, Inc. ("Compass Minerals" or the "Company") is a leading producer of minerals, including salt, sulfate of potash specialty fertilizer and magnesium chloride. We currently operate 11 production and packaging facilities, including the largest rock salt mine in the world in Goderich, Ontario, and the largest salt mine in the United Kingdom ("U.K.") in Winsford, Cheshire. Our solar evaporation facility located in Ogden, Utah, is the largest solar salt production site in the United States. The salt products are used for highway deicing, dust control, consumer deicing, water conditioning, consumer and industrial food preparation, agricultural and industrial applications. Compass Minerals is North America's leading producer of sulfate of potash ("SOP"), which is used in the production of specialty fertilizers for high-value crops and turf. In the U.K., we operate a records management business utilizing excavated areas of our Winsford salt mine with two other locations in London, England.

        The Board of Directors of Compass Minerals (the "Board of Directors" or "Board") is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2010 annual meeting of stockholders. The meeting will take place at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210 on Wednesday, May 5, 2010, at 9:00 a.m. At the meeting, stockholders will vote on the election of three directors, ratification of the appointment of Ernst & Young LLP as Compass Minerals' independent auditors for fiscal year 2010, re-approval of certain provisions of the Company's 2005 Incentive Award Plan, and will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

        By submitting your proxy (by signing and returning the enclosed proxy card), you authorize Rodney L. Underdown, an officer of Compass Minerals, Bradley J. Bell, and Richard S. Grant, both directors of Compass Minerals, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

        Compass Minerals' annual report to stockholders for the year ended December 31, 2009 (including Compass Minerals' audited annual financial statements) is provided with this proxy statement. The annual report does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

        We are first sending this proxy statement, form of proxy and accompanying materials to stockholders on or about March 30, 2010. You may also obtain a copy of these proxy materials and our annual report to stockholders at http://www.proxydocs.com/cmp.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
PLEASE PROMPTLY SUBMIT YOUR PROXY IN THE ENCLOSED ENVELOPE.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

        At the annual meeting, the stockholders will be asked to:

  1.
  Elect three directors, each for a term of three years;

  2.
  Ratify the appointment of Ernst & Young LLP as Compass Minerals' independent auditors for fiscal year 2010; and

  3.
  Re-approve certain provisions of the Company's 2005 Incentive Award Plan (the "Incentive Award Plan"), pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code").

        Stockholders will also transact any other business that may properly come before the meeting. Members of Compass Minerals' management team and a representative of Ernst & Young LLP, Compass Minerals' independent auditors for 2009, have been invited to be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

        The record date for the meeting is March 12, 2010. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 32,710,624 shares of Compass Minerals common stock outstanding.

Am I entitled to vote if my shares are held in "street name?"

        If your shares are held by a bank or brokerage firm, you are considered the "beneficial owner" of shares held in "street name." If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the "record holder") along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to "discretionary" items but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of a non-discretionary item, your shares will be considered "broker non-votes" on that proposal.

        Based on a recent change to New York Stock Exchange ("NYSE") Rule 452 which was approved by the Securities and Exchange Commission on July 2, 2009, voting in director elections is no longer considered a "discretionary" item. With that rule change, if you do not give voting instructions to your bank or brokerage firm, it will not be permitted to vote your shares in the election of directors of the Company. A quorum is required to hold a valid meeting, and if a quorum is not obtained for the annual stockholders meeting, none of the proposals will pass despite the fact that some votes, though less than a quorum, are cast. However, because ratification of accountants and approval of equity compensation plans without amendment are considered "discretionary" items under NYSE Rule 452 and banks and brokers are allowed to cast votes for these discretionary matters, it is likely but not guaranteed that a quorum will be obtained for the annual stockholders meeting. Considering the importance of electing qualified directors for the success of the Company and also considering the significant number of shares that are held in "street name," it is very important that you provide voting instructions to your bank or brokerage firm.

        As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares.

How many shares must be present to hold the meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Who may attend the annual meeting?

        All Compass Minerals stockholders as of the record date, March 12, 2010, may attend the annual meeting.

What if a quorum is not present at the meeting?

        If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given. Class I Directors currently in office will continue to serve until their successors are elected and qualified.

What does it mean if I receive more than one proxy card?

        It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares by completing and returning each proxy card you receive.

How do I vote?

        If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in either the United States or Canada.

        If your shares are held in street name, you may be able to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in one of these programs, you may vote those shares electronically by telephone or on the Internet by following the instructions on the voting form provided to you.

        If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to registered stockholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting must obtain a proxy form from their record holder.

Can I change my vote after I submit my proxy?

        Yes, you may revoke your proxy and change your vote:

  •
  by signing another proxy form with a later date; or

  •
  if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Compass Minerals prior to or at the meeting or by voting in person at the meeting.

        Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

        Compass Minerals' transfer agent, Computershare Trust Company, N.A., will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

        Your Board recommends that you vote:

  •
  FOR the election of the three nominees to the Board of Directors;

  •
  FOR the ratification of Ernst & Young LLP as Compass Minerals' independent auditors; and

  •
  FOR re-approval of certain provisions of the Compass Minerals International, Inc. Incentive Award Plan.

What if I do not specify how my shares are to be voted?

        If you submit a proxy, but do not indicate any voting instructions, your shares will be voted:

  •
  FOR the election of the three nominees to the Board of Directors;

  •
  FOR the ratification of Ernst & Young LLP as Compass Minerals' independent auditors;

  •
  FOR re-approval of certain provisions of the Compass Minerals International, Inc. Incentive Award Plan.

Will any other business be conducted at the meeting?

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

        The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you mark "Withhold Authority" with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

        If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.

How many votes are required to re-approve the Incentive Award Plan?

        Re-approval of certain provisions of the Incentive Award Plan pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How many votes are required to ratify the appointment of Compass Minerals' independent auditors?

        The ratification of the appointment of Ernst & Young LLP as Compass Minerals' independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

        Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

        Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will not affect the outcome of any proposal.

Where can I find the voting results of the annual meeting?

        We plan to announce preliminary voting results at the annual meeting and to publish final results in an 8-K Filing with the Securities and Exchange Commission ("SEC") no later than May 11, 2010.

 PROPOSAL 1—ELECTION OF DIRECTORS

Current Nominees

        The Board of Directors currently consists of eight directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Class I directors will expire at the upcoming annual meeting. The Board of Directors has nominated Angelo C. Brisimitzakis, Timothy R. Snider and Paul S. Williams for election as Class I directors for three-year terms expiring at the annual meeting of stockholders to be held in 2013 and until their successors are elected and qualified. Angelo C. Brisimitzakis, Timothy R. Snider and Paul S. Williams currently serve as Class I directors. Messrs. Brisimitzakis and Snider were elected to serve at the annual stockholders' meeting in 2007, and Mr. Williams was appointed on May 9, 2009 to fill a vacancy on the board. Mr. Williams was originally recommended to the Nominating/Corporate Governance Committee by a non-management director.

        Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee unless you have withheld authority.

        The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF EACH OF THE THREE NOMINEES.

        The following table sets forth, with respect to each nominee, his name, age, principal occupation, and employment during the past five years, the year in which he first became a director of Compass Minerals and directorships held in other public companies during the past five years as well as the experience, qualifications, attributes and skills that led to the conclusion that he should serve as a director.

 NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR A THREE-YEAR
TERM EXPIRING AT THE 2013 ANNUAL MEETING

        Each of the three nominees listed below was nominated for election as a director based on the recommendation of the Company's Nominating/Corporate Governance Committee.

Director	Age	Principal Occupation and Directorships
Dr. Angelo C. Brisimitzakis	51	Angelo C. Brisimitzakis has been a director of the Company since May 2006, when he was appointed to the Board of Directors and retained as President and CEO of the Company. Dr. Brisimitzakis was employed from 1998 until 2005 at Great Lakes Chemical Corporation last serving as Executive Vice President and General Manager of the flame retardants and performance products division. Dr. Brisimitzakis joined Great Lakes Chemical Corporation after fifteen years of service with General Electric Company in multiple businesses.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Dr. Brisimitzakis brings to the Board his valuable experience in operations, sales, supply chain, and general management of global materials businesses. He also has valuable experience in acquisitions and strategic planning. Dr. Brisimitzakis' exceptional education that includes a Ph.D in chemistry and an MBA in marketing, combined with international business experience having lived in Japan for two years, and his position as CEO, make him a uniquely qualified member of the Board.

Mr. Timothy R. Snider	59

Timothy R. Snider has been a director of the Company since March 2006. He retired as the President and Chief Operating Officer of Freeport-McMoran Copper and Gold, Inc. in April 2008. Prior to this position, he was President and Chief Operating Officer of Phelps Dodge Corporation until its merger with Freeport-McMoran. Mr. Snider joined Phelps Dodge Corporation in 1970 in its copper division. He currently serves as Chairman and Director of Cupric Canyon Capital, LLC, a private copper acquisition company owned by management and jointly funded by management and the Barclays Natural Resource Investments division of Barclays Capital, the investment banking division of Barclays Bank PLC.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Snider brings to the Board his valuable career of experience in managing and operating mining businesses, including general and strategic long term planning of resources. In addition, Mr. Snider's significant knowledge of budget planning and acquisitions and divestitures makes him a valuable member of the Board.

Director	Age	Principal Occupation and Directorships
Mr. Paul S. Williams	50

Paul S. Williams has been a director of the Company since June 2009. From April 2001 through April 2005, Mr. Williams served as Executive Vice President, Chief Legal Officer & Corporate Secretary of Cardinal Health, Inc., a provider of products and services to healthcare providers and manufacturers. He also currently serves as a director of State Auto Financial Corp., an insurance holding company, and Bob Evans Farms, Inc., an owner and operator of restaurants. Mr. Williams has been a Partner and Managing Director with Major, Lindsey & Africa, LLC, an executive recruiting firm, since April 2005, where he also serves as Director of Global Diversity Search, assisting legal organizations in enhancing their diversity. He is a well-respected leader in the area of diversity, frequently speaking on diversity-related issues.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Williams brings to the Board his valuable experience in acquisitions and divestitures and legal and regulatory matters, drawing from his service on the boards of directors and board committees of other publicly traded companies. In addition, Mr. Williams' significant knowledge of human resources and leadership development as well as compensation policies makes him a valuable member of the Board.

Continuing Directors

        The terms of Compass Minerals' two Class II and two Class III directors expire at the annual meeting of stockholders in 2011 and 2012, respectively. The following tables set forth, with respect to Class II and Class III directors, their names, ages, principal occupations and directorships during the past five years, the year in which they first became directors of Compass Minerals, and directorships in other public companies during the past five years (even if they no longer serve on those boards). The tables also set forth the experience, qualifications, attributes and skills that led to the conclusion that he should serve as a director.

CLASS II DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2011 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. Bradley J. Bell	57
Bradley J. Bell has been a director of the Company since December 2003. Mr. Bell has been Executive Vice President and Chief Financial Officer of Nalco Holding Company since November 2003. From 1997 to 2003, Mr. Bell served as Senior Vice President and Chief Financial Officer of Rohm and Haas Company, an international manufacturer of specialty chemicals. Mr. Bell also currently serves as a director of IDEX Corporation, a publicly traded global fluidics company.
		Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Bell brings to the Board his valuable experience in finance and financial reporting, strategic planning and acquisitions and divestitures. In addition, his significant knowledge of capital markets makes him a valuable member of the Board.
Mr. Richard S. Grant	63

Richard S. Grant has been a director of the Company since April 2004. From 1998 through 2002, Mr. Grant served as Chief Executive Officer of BOC Process Gas Solutions, a global business providing utilities and services primarily to the chemical, petrochemical and metals industries. Concurrently, he served as a director of the BOC Group plc and Chairman of CNC sa, a Mexican joint venture. Mr. Grant currently serves as a director of BlueLinx Holdings, Inc., a distributor of building products, and from 2006 to 2007, Mr. Grant served as a director of Distributed Energy Systems Corporation.
Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Grant brings to the Board his valuable experience with general management and strategic planning, including oversight of major capital projects. In addition to his dual U.S.-U.K. citizenship, Mr. Grant's significant experience serving on the boards of directors and board committees of other publicly traded and international companies makes him a valuable member of the Board.

 CLASS III DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2012 ANNUAL MEETING

Director	Age	Principal Occupation and Directorships
Mr. David J. D'Antoni	65	David J. D'Antoni has been a director of the Company since November 2004. In September 2004, Mr. D'Antoni retired from Ashland, Inc. where he served as Senior Vice President and Group Operating Officer of APAC and Valvoline since March 2000. He also served as President of APAC from July 2003 until January 2004. Mr. D'Antoni currently serves as a director of State Auto Financial Corporation, an insurance holding company, and OMNOVA Solutions, Inc., a global provider of emulsion polymers and specialty chemicals, both publicly traded companies.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. D'Antoni brings to the Board his valuable experience with general management, acquisitions and divestitures. In addition, Mr. D'Antoni's significant knowledge of legal, regulatory, and environmental, health and safety matters makes him a valuable member of the Board.

Mr. Perry W. Premdas	57

Perry W. Premdas has been a director of the Company since December 2004. Mr. Premdas was the Chief Financial Officer of Celanese AG and a member of its board of management from 1999 to 2004. From 1997 to 1998, Mr. Premdas served as a Senior Executive Vice President and Chief Financial Officer of Centeon LLC, a joint venture of Hoechst AG and Rhone Poulenc SA. Since 2007, Mr. Premdas has served as a director of Ferro Corporation, a global producer of technology-based performance materials for manufacturers, and since 2008 of Balchem Corporation, an international specialty products manufacturer, and Fresenius Kabi Pharmaceuticals Holding, Inc., an integrated pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Premdas brings to the Board his valuable experience in finance and general management of global businesses, as well as service experience on the audit committees of other public companies. In addition, Mr. Premdas' significant knowledge of chemical businesses makes him a valuable member of the Board.

Director	Age	Principal Occupation and Directorships
Mr. Allan R. Rothwell	62

Allan R. Rothwell has been a director of the Company since March 2006. In April of 2006, Mr. Rothwell retired from Eastman Chemical Company where he served as Executive Vice President and President of its Voridian Division. Mr. Rothwell joined Eastman Chemical in 1969 and held various positions including Vice President, Corporate Development and Strategy; President, Chemicals Group; Senior Vice President and Chief Financial Officer; and President, Polymers Group. Mr. Rothwell currently serves as a director of OMNOVA Solutions, Inc., a global provider of emulsion polymers, specialty chemicals and decorative and functional surfaces.

Beyond meeting the minimum qualifications discussed under "Corporate Governance Guidelines," Mr. Rothwell brings to the Board his valuable experience in sales and general strategic planning of a global chemical business and his international business experience having lived in Japan for four years while having responsibility for operations in both Japan and Korea. In addition, Mr. Rothwell's significant knowledge of finance and acquisitions and divestitures makes him a valuable member of the Board.

 INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

Director Independence

        As required by the rules of the NYSE, the Board of Directors evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence of one or more directors (e.g., in connection with a change in employment status.)

        Under NYSE rules, a director is independent if the Board of Directors affirmatively determines that the director currently has no direct or indirect material relationship with the Company, and for the last three years:

  •
  the director has not been an employee of the Company, and no member of the director's immediate family has served as an executive officer of the Company;

  •
  neither the director nor any member of the director's immediate family has received more than $120,000 per twelve-month period in direct compensation from the Company (excluding director or committee fees, pensions or deferred compensation for prior service);

  •
  the director has not been affiliated with or employed by, and no member of the director's immediate family has been affiliated with or employed in a professional capacity by, the Company's present or former internal or external auditors;

  •
  neither the director nor any member of the director's immediate family has been employed as an executive officer by any company whose compensation committee includes an executive officer of the Company; and

  •
  the director has not been employed by, and no member of the director's immediate family has been an executive officer of any company that makes payments to or receives payments from the Company for property or services in amounts exceeding the greater of $1 million or 2% of such company's consolidated gross revenues for any fiscal year.

        In making this determination, the Board of Directors broadly considers all relevant facts and circumstances, including:

  •
  the nature of any relationships with the Company, including personal and business relationships as well as any relationships with the director's employer or any company on whose board the director serves;

  •
  the significance of the relationship to the Company, the other organization and the individual director;

  •
  whether or not the relationship is solely a business relationship in the ordinary course of the Company's and the other organization's businesses and does not afford the director any special benefits; and

  •
  any commercial, banking, consulting, legal, accounting, charitable and familial relationships.

        After considering the standards for independence adopted by the NYSE and the various other factors described above, the Board of Directors has determined that, in its judgment, Bradley J. Bell, David J. D'Antoni, Richard S. Grant, Perry W. Premdas, Allan R. Rothwell, Timothy R. Snider and Paul S. Williams are independent. In making these determinations, the Board of Directors has considered all relevant facts and circumstances. The Board of Directors has also determined that, in its judgment, there are no other relationships, whether industrial, banking, consulting, legal, accounting, charitable or familial, which would impair the independence of any of these directors or nominees. Under NYSE rules, Dr. Brisimitzakis cannot be deemed independent due to his current position as a Company employee.

        None of the directors, other than Dr. Brisimitzakis, receive any compensation from the Company other than customary director fees, including lead independent director fees and fees for chairing Board committees.

Meetings

        The Board of Directors held five meetings and took action by unanimous consent five times during 2009. All of the directors of the Company attended at least three-quarters of the meetings held by the Board of Directors and the applicable committees during their tenure in 2009.

Board Leadership

        The Board of Directors has a Lead Independent Director, charged with chairing the executive sessions of non-employee directors, and coordinating evaluations of the Board, Board committees, individual directors and CEO performance. The Lead Independent Director also acts as a liaison between the non-employee directors and the Company's management and assists the Company's Chief Executive Officer in establishing agendas for Board meetings and prioritizing Board activities and other matters pertinent to the Company and the Board of Directors. Executive sessions of non-employee directors are held as part of each regularly scheduled meeting of the Board of Directors. Any non-employee director can request that an additional executive session be scheduled. During 2009, the Board of Directors elected Richard S. Grant to serve as Lead Independent Director. Mr. Grant has served in that position since it was created on May 11, 2006.

        We believe our Board leadership is effective. The current structure appropriately allows full discussion of significant issues, supported by input from executive management. Agendas for board meetings are built around an annual board approved matrix of topics with additional elements developed jointly by the CEO and the Lead Independent Director with input from the other directors. Board meetings are led by the CEO with significant input from the Lead Independent Director. All directors (other than the CEO) are independent, and the majority of them served as directors prior to the hiring of our CEO. Functioning in this manner, the Board presently does not see the need to have a Chairman.

        The Board of Directors periodically considers whether this leadership structure is appropriate for the Company and has concluded that the structure remains appropriate, given the specific circumstances of the Company, including the established effectiveness of the Lead Independent Director's role on the board, the Nominating/Corporate Governance Committee's significant role in the nominee selection process for new or re-elected directors, the independence of all seven non-management directors of the Board, and the effectiveness of the executive session meetings of non-employee directors at each regularly scheduled meeting of the Board of Directors.

Board's Role in Risk Oversight

        The Board's role in the Company's risk management process is one of oversight. Risk management activities are the responsibility of Company management, and include the development of strategies and actions to anticipate, identify, assess, manage and appropriately mitigate the identified risks.

        Company management has implemented an enterprise risk management process and presents an overview of those findings periodically to the Board of Directors. In addition, specific committees of the Board of Directors, in particular the Audit Committee and the Environmental Health and Safety Committee, are provided with more specific information on risk mitigation activities relating to the responsibilities of those committees. In addition, the Compensation Committee of the Board evaluates and oversees risks associated with compensation practices.

        The Company's enterprise risk management process is intended to identify and assess risk and to develop strategies regarding risk acceptance, reduction, or avoidance. The Company uses insurance to mitigate risk exposure with input from the Company's Audit Committee. Company management periodically presents enterprise risk management and insurance analysis to the entire Board of Directors, providing the Board of Directors a scheduled opportunity to ask questions and provide guidance on the Company's risk management activities. The Audit Committee reviews the enterprise risk management process annually, and the entire Board is provided with background and mitigation plans for key risks. Risk assessment and management is also reflected in the Company's annual strategic planning process. The resulting strategic plan is presented to and discussed by the Board of Directors annually.

        The independent structure of the Board of Directors enables objective oversight of the risk management process.

Compensation Policies and Practices Related to Risk Management

        The Company considered whether risks arising from the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. This analysis included the broad facts and circumstances of the Company's executive compensation program, pay rates of Company employees compared to payment practices at peer companies, the mix of corporate/business-unit bonus plan targets, the prevalence of share ownership in the key employee group, and broad stock ownership guidelines. Based on that analysis, the Company determined that the risks arising from the Company's policies and practices are not reasonably likely to have a material adverse impact on the Company.

Policies

        The Board of Directors has a policy limiting the number of public company boards on which a director may serve. Directors are limited to five board positions of for-profit companies, with the Chief Executive Officer of the Company limited to two board positions of for-profit companies (in both cases the total number includes the Board of Directors of the Company). In 2009, the Board of Directors and each committee reviewed its performance, and the Board reviewed the performance of individual directors.

Committees

        Committees of the Board of Directors include an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee, and an Environmental, Health and Safety Committee. Committee memberships as of the date of this proxy are as follows:

Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee	Environmental, Health and Safety Committee
Perry W. Premdas Chair	Timothy R. Snider Chair	David J. D'Antoni Chair	Allan R. Rothwell Chair
Richard S. Grant	Bradley J. Bell	Bradley J. Bell	Angelo C. Brisimitzakis
Allan R. Rothwell	Perry W. Premdas	Richard S. Grant	David J. D'Antoni
Paul S. Williams	Paul S. Williams	Allan R. Rothwell	Timothy R. Snider

        Audit Committee.  The Audit Committee has been established in accordance with Section  3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee held eight meetings in 2009. The Audit Committee is governed by the Audit Committee Charter, which is available on the Company's website

(www.compassminerals.com). The functions of the Audit Committee are described in the Audit Committee Charter and include:

  •
  overseeing the work of the Company's internal accounting and auditing processes and discussing with management the Company's processes to manage business and financial risk, and to ensure compliance with significant applicable legal, ethical and regulatory requirements;

  •
  responsibility for the appointment, compensation, retention and oversight of the independent registered public accountants engaged to prepare or issue audit reports on the financial statements of the Company;

  •
  responsibility for overseeing the independent registered public accountants' qualifications and independence;

  •
  annually reviewing and assessing the Company's Code of Business Conduct and Ethics, and submitting recommendations to the Board; and

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

        The Audit Committee relies on the expertise and knowledge of management, the Company's internal auditors, and the independent registered public accountants in carrying out its oversight responsibilities.

        The Company has adopted a Code of Business Conduct and Ethics for our directors, officers, and employees. Depending upon the type of violation, violations are required to be reported to a supervisor, the next level of management, a human resources representative, Company legal counsel or the Chief Compliance Officer. Violations may also be reported to the Company's anonymous Compliance Hotline. If the Chief Compliance Officer determines that a director, officer or employee of the Company has violated the Code of Business Conduct and Ethics, he must report the violation to the Chief Executive Officer and the Company's Audit Committee. The Code of Business Conduct and Ethics is available on the Company's website (www.compassminerals.com).

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Audit Committee meets the independence requirements for Audit Committee members as established by the NYSE. The Board of Directors has determined that Perry W. Premdas and Allan R. Rothwell are each an "audit committee financial expert," as defined by applicable rules of the SEC. A report of the Audit Committee is set forth on pages 20-21 of this proxy statement.

        Mr. Premdas serves on the audit committees of other corporate boards of directors. Mr. Premdas serves as the Chairman of the Audit Committee for the Company. He also serves as the Chairman of the Audit Committee of Balchem Corporation, and is a member of the Audit Committees of Ferro Corporation and Fresenius Kabi Pharmaceuticals Holding, Inc., all publicly traded companies. Pursuant to the terms of the Audit Committee Charter and the regulations of the NYSE, the Board of Directors has determined that Mr. Premdas's simultaneous service on multiple Audit Committees would not impair his ability to effectively serve on and act as Chairman of the Audit Committee.

        Compensation Committee.    The Compensation Committee held five meetings in 2009, and took action by unanimous consent twice during 2009. The Compensation Committee is governed by the Compensation Committee Charter which is available on the Compass Minerals website (www.compassminerals.com). The Compensation Committee is charged with, among other things:

  •
  at least annually, reviewing the compensation philosophy of the Company;

  •
  at least annually, reviewing and approving corporate goals and objectives relating to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and determining and approving the compensation of the CEO based on such evaluation;

  •
  at least annually, reviewing succession and development plans for the CEO and all executive officers for presentation to the full Board of Directors;

  •
  at least annually, reviewing and approving all compensation, including perquisites, for all other executive officers of the Company with a base salary equal to or greater than $150,000;

  •
  making recommendations to the Board of Directors with respect to non-CEO compensation, incentive-compensation plans, equity-based plans, retirement plans, and reviewing and approving all officers' employment agreements and severance arrangements;

  •
  from time to time, reviewing the compensation of the Board as compared to other similarly sized or industry-related companies;

  •
  striving to ensure that the compensation paid to the Company's executive officers is fully deductible under the Tax Code;

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors;

  •
  reviewing and approving the Company's Director Compensation Report, and reviewing and discussing with management the Compensation Discussion & Analysis ("CD&A") and, based on those discussions, determining whether to recommend to the Board that the CD&A be included in the Company's proxy statement.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Compensation Committee meets the definition of an independent director as established by the NYSE. A report of the Compensation Committee is set forth on page 47 of this proxy statement.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee is governed by the Nominating/Corporate Governance Committee Charter, which is available on the Company's website (www.compassminerals.com). The Nominating/Corporate Governance Committee held five meetings and took action by unanimous consent once during 2009. The functions of the Nominating/Corporate Governance Committee are described in the Nominating/Corporate Governance Committee Charter and include:

  •
  identifying qualified candidates to become Board members;

  •
  assessing and determining whether to recommend for reelection to the Board each incumbent director nearing the end of his or her term, taking into account his or her effectiveness, fit and potential future contribution if reelected;

  •
  identifying, interviewing and nominating new candidates for election as directors at the next annual meeting of stockholders (or a special meeting of stockholders at which directors are to be elected) and recommending new candidates to fill board vacancies that arise between shareholders' meetings;

  •
  recommending minimum qualifications for directors and committee appointments, committee chairs and Lead Independent Director to the Board;

  •
  developing policies and procedures for submissions by stockholders of director candidates and consideration of those candidates by the Board;

  •
  developing and recommending to the Board of a set of corporate governance guidelines and principles applicable to the Company, and at least annually, recommending updates if necessary that reflect changes in legislation, listing standards or good corporate practices;

  •
  annually reviewing director independence and related party transactions and reporting any material transactions to the Audit Committee and Board of Directors as appropriate; and

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

        The Board of Directors has affirmatively determined that, in its judgment, each member of the Nominating/Corporate Governance Committee meets the definition of an independent director as established by the NYSE.

        Environmental, Health and Safety Committee.    The Environmental, Health and Safety Committee was established to monitor compliance with environmental, health and safety initiatives and policies adopted by the Company. The Committee held four meetings in 2009. The functions of the Environmental, Health and Safety Committee are described in its Charter and include:

  •
  reviewing and assessing the Company's policies and practices with respect to matters affecting this Company's environmental, health and safety responsibilities including the following matters:

  •
  reviewing and discussing with management the Company's results/metrics as such are related to environmental, health and safety issues;

  •
  reviewing and discussing with management corrective actions undertaken by the Company as such are related to environmental, health and safety issues;

  •
  periodically engaging in discussions with management relating to operational oversight;

  •
  advising management and the Board of Directors of its findings;

  •
  recommending to management and the Board of Directors, as appropriate, new or revised policies and practices on employee health and safety, the protection and enhancement of the environment; and product integrity and safety; and

  •
  at least annually, reviewing and evaluating its charter, and its own performance including its compliance with its charter and reporting the results of such evaluation, including any changes in procedures or policies to the Board of Directors.

CORPORATE GOVERNANCE GUIDELINES

Consideration of Director Nominees; Director Qualifications

        The Board of Directors has adopted Corporate Governance Guidelines, which are available on the Company's website (www.compassminerals.com). The Corporate Governance Guidelines set forth, among other things, director qualification standards. While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Corporate Governance Guidelines provide that the Nominating/Corporate Governance Committee and the Board of Directors should take into account the following criteria, among others, in considering directors and candidates for the Board:

        The minimum qualifications for a director are: (a) personal integrity; (b) a degree from an accredited college or university; (c) five years successful experience in a senior responsible position; (d) good communication skills; (e) practical, mature business judgment; (f) experience in analyzing corporate financial statements; (g) experience and effectiveness working closely with a team of senior professionals; and (h) an understanding of organizational structure and accountability, delegation of authority, compensation practices and the dynamics of competitive businesses.

        The Nominating/Corporate Governance Committee reviews the experience, qualifications, attributes and skills that qualify each director or director nominee to serve on the Board of Directors, in addition to the minimum qualifications described above. The Nominating/Corporate Governance Committee of the Company amended its charter on February 4, 2010 to formalize the Committee's past practice of considering diversity as a factor in director nominations. In making such selections, the Company has viewed diversity broadly to include differences in customs, culture, thought, generational views, race, gender, skills, knowledge, experience and background.

Procedures for Recommendations by Stockholders

        The Nominating/Corporate Governance Committee will consider director candidates submitted by stockholders of Compass Minerals. Any stockholder who has beneficially owned more than 5% of the Company's common stock for at least one year wishing to submit a candidate for consideration should send the following information to the Company at 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attn: Secretary:

  •
  the name and address of the stockholder submitting the candidate as it appears on the Company's books, the number and class of shares owned beneficially and of record by such stockholder, and the length of period held and proof of ownership of such shares;

  •
  name, age and address of the candidate;

  •
  a detailed description of, among other things, the candidate's educational and employment background, material outside commitments (e.g., current employment responsibilities, memberships on other boards and committees, charitable foundations, etc.) and a listing of the candidate's qualifications to be a director (specifically in relation to the Corporate Governance Guidelines);

  •
  any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934 and rules adopted thereunder;

  •
  a description of any arrangements or understandings between the recommending stockholder and such candidate; and

  •
  a signed statement from the candidate confirming his or her willingness to serve on the Board of Directors and to complete and sign the Company's questionnaire addressing conflicts of interest and adherence to the Company's Code of Business Conduct and Ethics, if elected.

        The Secretary of Compass Minerals will promptly forward such materials to the Nominating/Corporate Governance Committee chair. The Secretary will also maintain copies of such materials for future reference by that Committee when filling Board positions.

        If a vacancy arises or the Board decides to expand its membership, the Nominating/Corporate Governance Committee will seek recommendations of potential candidates from a variety of sources, including incumbent directors, stockholders, the Company's management and third-party search firms. At that time, the Nominating/Corporate Governance Committee will also consider potential candidates submitted by stockholders in accordance with the procedures described above. The Nominating/Corporate Governance Committee then evaluates each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified stockholder candidates on the same basis as those submitted by other sources.

        After completing this process, the Nominating/Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Committee will rank them by order of preference, depending on their respective qualifications and Compass Minerals' needs. The Nominating/Corporate Governance Committee chair, or another director designated by the Nominating/Corporate Governance Committee chair, will then contact the desired candidate(s) to evaluate their potential interest and to set up interviews with the full Nominating/Corporate Governance Committee. All such interviews are held in person and include only the candidate and the Nominating/Corporate Governance Committee members. Based upon interview results, the candidate's qualifications and appropriate background checks, the Nominating/Corporate Governance Committee will then decide whether to recommend the candidate's nomination to the full Board.

        In addition, the Company's bylaws permit stockholders to nominate candidates for election as a director at an annual stockholder meeting. To nominate a candidate a stockholder must follow the procedure and deliver the information required by our bylaws.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors has adopted the following procedures for stockholders or other interested parties to send communications to the Board or individual directors of the Company.

        Individuals seeking to communicate with the Board of Directors should submit their written comments to the Company at 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attn: Secretary. The Company's Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications that the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board of Directors or, if applicable, to the individual director(s) named in the correspondence.

        The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes before forwarding interested party communications to the Board of Directors. The Company's Secretary will determine the appropriate timing for forwarding communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.

        If an interested party seeks to communicate exclusively with the Company's Lead Independent Director or the non-management directors individually or as a group, such communication should be sent directly to the Company's Secretary who will forward any such communication directly to the Lead Independent Director or the non-management directors as specified. The Company's Secretary will first consult with and receive the approval of the Lead Independent Director before disclosing or otherwise discussing the communication with members of management or directors who are members of management.

        Although the Company does not have a formal policy regarding the attendance by members of the Board of Directors at the annual meetings of stockholders, it encourages the members of the Board of Directors to attend. In 2009, all of the members of the Board of Directors then serving on the Board attended the annual meeting of stockholders.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee Charter is available in the Corporate Governance section of the Company's website (www.compassminerals.com). For the year that ended December 31, 2009, and as of the date of the adoption of this report, the Audit Committee consisted of four directors who met the independence and experience requirements of the New York Stock Exchange. The Board of Directors has determined that Mr. Premdas and Mr. Rothwell are each an "audit committee financial expert" as defined by the applicable rules of the Securities and Exchange Commission.

        The Audit Committee reviews Compass Minerals' financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the selection of independent registered public accountants. Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls, as well as preparation of its financial statements. The Company's independent registered public accountants are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements to accounting principles generally accepted in the United States.

        In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year that ended December 31, 2009, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements and management's assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to Compass Minerals' Annual Report on Form 10-K for the year that ended December 31, 2009, and discussed with management its assessment of internal controls over financial reporting.

        The Audit Committee reviewed, with the independent registered public accountants who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, and (ii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of Compass Minerals' accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the standards established by the Public Company Accounting Oversight Board (United States), including those matters required to be discussed by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence and has discussed those disclosures and other matters relating to independence with the independent registered public accountants.

        The Audit Committee discussed with Compass Minerals' internal auditors and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accountants, with and without management present, to discuss the results of their examinations of Compass Minerals' internal controls, including controls over the financial reporting process and the overall quality of Compass Minerals' financial reporting.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accountants. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are indeed "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

        In reliance on the reviews and discussions with management and with the independent registered public accountants referred to above, and the receipt of an unqualified opinion from Ernst & Young LLP dated February 22, 2010, regarding the audited financial statements of Compass Minerals for the year that ended December 31, 2009, as well as the opinion of Ernst & Young LLP on the effectiveness of internal controls over financial reporting, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Perry W. Premdas, Chair Richard S. Grant Allan R. Rothwell Paul S. Williams

        The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

 PROPOSAL 2—RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITORS

Appointment of Auditors

        Ernst & Young LLP ("Ernst & Young") audited the Company's annual financial statements for the year ended December 31, 2009. The Audit Committee has appointed Ernst & Young to be the Company's independent auditors for the fiscal year ending December 31, 2010. The stockholders are asked to ratify this appointment at the annual meeting. The Company has invited representatives of Ernst & Young to be present at the annual meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from the stockholders at the annual meeting.

Auditor Fees

        The following table shows the fees paid or accrued for audit and other services provided by Ernst & Young for fiscal 2009 and 2008 (in millions):

	2009	2008
Audit Fees(a)	$1.1	$0.9
Audit-Related Fees(b)	0.1	0.0
Tax Fees(c)	0.2	0.4
All Other Fees	0.0	0.0

Total	$1.4	$1.3

(a)
Relates to services for the annual financial statement audits included in our Annual Report on Form 10-K, quarterly reviews of the financial statements included in our Quarterly Reports on Form 10-Q, other financial statement audits that were required by SEC rules and reviews of other SEC filings.

(b)
Relates to audits of pension and retirement plans.

(c)
Relates to services for reviews of certain tax filings as well as research and advice on tax planning matters.

        The Audit Committee's policy is to pre-approve all audit and audit-related services provided by the independent registered public accountants. The Audit Committee considers annually for pre-approval a list of specific services and categories of services for the upcoming or current fiscal year. All non-audit services that were not included in the pre-approved list are approved by the Audit Committee individually, in advance, in accordance with our policy. Any service that is not included in the approved list of services or that does not fit within the definition or authority limit of a pre-approved service is required to be presented separately to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, by other means of communication. The Audit Committee approved all audit and audit-related services provided by the independent registered public accountants for 2009 and 2008.

        Under Company policy and/or applicable rules and regulations, the independent registered public accountants are prohibited from providing the following types of services to the Company: (i) bookkeeping or other services related to the Company's accounting records or financial statements; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment advisor or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

Vote Required For Ratification

        The Audit Committee was responsible for selecting Compass Minerals' independent registered public accountants for fiscal year 2010. Accordingly, stockholder approval is not required to appoint Ernst & Young as Compass Minerals' independent registered public accountants for fiscal year 2010. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of independent registered public accountants.

        The ratification of the appointment of Ernst & Young as Compass Minerals' independent registered public accountants requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE RATIFICATION OF ERNST & YOUNG AS INDEPENDENT AUDITORS FOR 2010.

 PROPOSAL 3—RE-APPROVE CERTAIN PROVISIONS OF THE INCENTIVE AWARD PLAN
PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE

        In 2005, the Board adopted, and the stockholders approved, the Company's 2005 Incentive Award Plan (the "Incentive Award Plan"). The Board is now requesting stockholder re-approval of the material terms of the performance criteria and goals set forth in the Incentive Award Plan. We are submitting this proposal to the stockholders at this time pursuant to the requirements of Section 162(m) of the Tax Code. The following summary is qualified in its entirety by reference to the Incentive Award Plan.

        The Incentive Award Plan has been designed to meet the requirements of Section 162(m) of the Tax Code regarding deductibility of executive compensation. Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to certain covered employees unless such compensation is deemed to be qualified performance-based compensation. A "covered employee" is any employee who as of the close of the tax year is the chief executive officer of the corporation or is required to be reported to stockholders under the Securities Exchange Act of 1934 (the "Exchange Act") by reason of such employee being among the three highest compensated officers for the tax year (other than the chief executive officer and chief financial officer).

        Qualified performance-based compensation is not subject to the $1 million deduction limit. To qualify as "qualified performance-based compensation," certain criteria must be satisfied and the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to, and approved by, stockholders before the compensation is paid. Generally, stockholders are required to re-approve the criteria and the material terms of the plan every five years.

        If the material terms of the performance criteria and goals set forth in the Incentive Award Plan are re-approved by the Company's stockholders, the Incentive Award Plan will enable the Compensation Committee to continue to grant qualified performance-based compensation awards under the Incentive Award Plan that will be exempt from the deduction limits of Section 162(m) of the Tax Code until 2015. If the material terms of the performance criteria and goals of the Incentive Award Plan are not re-approved by the stockholders, then the Incentive Award Plan will remain in full force and effect, but the Company will not be able to deduct compensation under the Incentive Award Plan that would have otherwise qualified as qualified performance-based compensation under Section 162(m) of the Tax Code after 2010.

        The Incentive Award Plan is an "omnibus" type of equity compensation plan that provides the Board and/or the Compensation Committee of the Board with the discretion to provide for the award of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance bonuses, dividend equivalents, stock payments deferred stock, restricted stock units or performance-based awards to eligible individuals. Below is a description of the principal features of the Incentive Award Plan.

Principle Features of the Incentive Award Plan

        Eligible Participants.    All officers and other employees of the Company and its subsidiaries are eligible to receive awards under the Incentive Award Plan. Awards may also be granted to the Company's independent directors and non-employee consultants. As of March 12, 2010, there were approximately 7 current or former non-employee directors eligible to participate in the Incentive Award Plan. The Company has historically not granted options to affiliates or consultants who are eligible to participate.

        Shares Authorized under the Incentive Award Plan.    An aggregate of 3,240,000 shares of common stock may be issued pursuant to awards granted under the Incentive Award Plan; provided, however,

that no more than 2,000,000, shares of common stock may be delivered upon the exercise of incentive stock options. The shares of common stock covered by the Incentive Award Plan may be treasury shares, authorized but unissued shares or shares purchased in the open market. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the Incentive Award Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation may be used for grants under the Incentive Award Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the Incentive Award Plan. As of March 12, 2010, there were 2,359,866 shares of common stock remaining available for issuance under the Incentive Award Plan.

        Administration.    The Incentive Award Plan is generally administered by the Compensation Committee. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act or employees who are "covered employees" within the meaning of Section 162(m) of the Tax Code. The Compensation Committee will include at least two directors, each of whom qualifies as a "non-employee director" pursuant to Rule 16b-3 of the Exchange Act, an "outside director" pursuant to Section 162(m) of the Tax Code and an "independent director" under the rules of the NYSE. The Compensation Committee will have the exclusive authority to administer the Incentive Award Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction. Notwithstanding the foregoing, the full Board will administer the Incentive Award Plan with respect to awards made to non-employee directors. In its sole discretion, the Board may at any time and from time to time exercise any and all rights of the Compensation Committee under the Incentive Award Plan except with respect to matters under Rule 16b-3 under the Exchange Act or Section 162(m) of the Tax Code, or any regulations or rules issued thereunder, that are required to be determined in the discretion of the Compensation Committee.

        Incentive Award Plan Benefits.    Future benefits under the Incentive Award Plan are not currently determinable. Moreover, the benefits to any director, officer, employee or consultant from future equity awards will not increase by reason of approval of this proposal. Whether future awards will be made will depend on Compensation Committee action (except as to any awards to non-employee directors, which will depend on full Board action) and the value of any future equity awards will ultimately depend on the future price of the Company's common stock, among other factors, and will be subject to such vesting conditions as the Compensation Committee (or, for any awards made to non-employee directors, the full Board) determines from time to time. For further details on the awards granted for 2009, please refer to the executive and director compensation tables beginning on pages 48 and 57, respectively, of this proxy statement.

        In accordance with SEC rules, the following table lists the total number of options granted to the individuals and groups indicated below since the adoption of the Incentive Award Plan in 2005 through December 31, 2009. The option awards listed below for the covered executives and directors include the option awards listed in the executive and director compensation tables beginning on pages 48 and 57, respectively, of this proxy statement and are not additional awards. As of March 12, 2010 the closing price of the Company's stock on the NYSE was $81.45 per share.

STOCK OPTIONS GRANTED

Persons or Groups of Persons	Options
Angelo C. Brisimitzakis	217,737
President and Chief Executive Officer
Rodney L. Underdown	40,524
Vice President and Chief Financial Officer, Secretary and Treasurer
David J. Goadby	39,524
Vice President, Strategic Development
Gerald J. Bucan	16,553
Vice-President and General Manager, Consumer and Industrial
Ronald Bryan	69,524
Vice-President and General Manager, GSL and Compass Minerals U.K.
Keith E. Clark	40,524
Vice-President and General Manager, North American Highway
All current directors who are not executive officers as a group	0
Each nominee for election as a director:
Dr. Angelo C. Brisimitzakis	217,737
Mr. Timothy R. Snider	0
Mr. Paul S. Williams	0
All employees, including all current officers who are not executive officers as a group	268,065
Each associate of any such director, executive officer or nominees	0
Each other person who received or is to receive 5% of such options, warrants or rights	0

        Effective Date; Term of the Incentive Award Plan.    The effective date of the Incentive Award Plan is August 4, 2005 and the effective date of this proposal if approved would be May 5, 2010. No awards may be granted under the Incentive Award Plan after August 3, 2015, but awards made before that date may continue to be exercisable and/or vest after that date, and will otherwise be governed by the terms of the Incentive Award Plan.

        Awards under the Incentive Award Plan.    The Incentive Award Plan provides the Board and/or Compensation Committee with the discretion to provide for the award of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance bonuses, dividend equivalents, stock payments, deferred stock, restricted stock units and/or performance-based awards.

  Stock Options.    Stock options, including incentive stock options, as defined under Section 422 of the Tax Code, and nonqualified stock options may be granted pursuant to the Incentive Award Plan. The option exercise price of all stock options granted pursuant to the Incentive Award Plan will not be less than 100% of the fair market value per share of common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the seventh anniversary of the date of grant. Optionees may also receive dividend equivalent rights with respect to stock options granted under the Incentive Award Plan. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Tax Code provides.

  Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, or, with the consent of the Board and/or Compensation Committee, (i) by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof), (ii) through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale or (iii) except with respect to incentive stock options, by tendering shares of common stock issuable to the option holder upon exercise of the stock option, with a fair market value on the date of the option exercise equal to the aggregate option exercise price of the shares with respect to which such option or portion thereof is thereby exercised. However, no participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option with a loan from the Company or a loan arranged by the Company.

  Restricted Stock.    Restricted stock may be granted pursuant to the Incentive Award Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to those shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

  Stock Appreciation Rights.    A stock appreciation right (a "SAR") is the right to receive payment (either in the form of cash or shares of common stock, as determined by the Compensation Committee) of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. The other types of awards that may be granted under the Incentive Award Plan include performance shares, performance stock units, performance bonuses, dividend equivalents, deferred stock and restricted stock units.

  Performance Share Awards.    Any participant selected by the Compensation Committee may be granted one or more performance share awards which shall be denominated in a number of shares of stock and which may be linked to any one or more of the performance metrics (described below) or other specific performance criteria determined appropriate by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular participant.

  Performance Stock Units.    The Compensation Committee may grant one or more performance stock unit awards which shall be denominated in unit equivalent of shares of stock and/or units of value including dollar value of shares of stock and which may be linked to any one or more of the performance metrics or other specific performance criteria determined appropriate by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee.

  Performance Bonus Awards.    Any participant selected by the Compensation Committee may be granted one or more performance-based awards in the form of a cash bonus payable upon the attainment of performance goals that are established by the Compensation Committee and relate to one or more of the performance metrics, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee, subject to the Incentive Award Plan.

  Dividend Equivalents.    The Compensation Committee may grant dividend equivalents based on the dividends declared on the shares of stock that are subject to any award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Compensation Committee. Such dividend equivalents will be converted to cash or additional shares of stock by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee.

  Stock Payments.    The Compensation Committee may grant stock payments; provided, that unless otherwise determined by the Compensation Committee such stock payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to the participant. The number of shares shall be determined by the Compensation Committee and may be based upon the performance metrics or other specific criteria determined appropriate by the Compensation Committee, determined on the date such stock payment is made or on any date thereafter.

  Deferred Stock and Restricted Stock Units.    A restricted stock unit is the right to receive a share of the Company's common stock upon satisfaction of conditions specified by the Compensation Committee, which may be time-based or performance based. Deferred stock is the right to receive shares of the Company's common stock at the end of a specified deferral period. Restricted stock units and deferred stock may be granted by the Compensation Committee on a stand-alone basis or may be granted pursuant to the election of a grantee to defer payment or distribution of the award. Time-based restrictions may lapse over time, subject to certain restrictions contained in the Incentive Award Plan.

        Performance Awards and Goals.    The terms and conditions of any performance-based award may provide for the grant, vesting or payment of awards to be contingent upon the achievement of one or more specified performance goals that the Compensation Committee establishes. If the performance goals are met, payment may be made in cash or by issuance of shares, options, restricted stock or other stock-based awards.

        The performance goals that the Compensation Committee may establish shall be based on one or more of the following performance metrics:

  •
  net earnings (either before or after interest, taxes, depreciation and amortization),

  •
  economic value-added,

  •
  sales or revenue,

  •
  net income (either before or after taxes),

  •
  operating earnings,

  •
  cash flow (including, but not limited to, operating cash flow and free cash flow),

  •
  cash flow return on capital,

  •
  return on net assets,

  •
  return on stockholders' equity,

  •
  return on assets,

  •
  return on capital,

  •
  stockholder returns,

  •
  return on sales,

  •
  gross or net profit margin,

  •
  productivity or expense margins,

  •
  operating efficiency,

  •
  customer satisfaction,

  •
  working capital,

  •
  earnings per share,

  •
  price per share of stock, and

  •
  market share.

        The performance goals may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The performance goals also may be particular to an eligible participant or the unit, division, group, department, branch, or affiliate in which the eligible participant works, or may be based on the performance of the Company, one or more affiliates, or the Company and one or more affiliates, and covers the period the Compensation Committee may specify. The Committee, in its discretion, may adjust or modify the calculation of performance goals for any performance period in order to prevent the dilution or enlargement of the rights of participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (c) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        Vesting.    For any award granted under the Incentive Award Plan other than a stock option or other award in which the participant pays the intrinsic value of the award, such "full value award" shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, over a period of not less than one year) following the date the award is made and the Compensation Committee may not accelerate the vesting for such full value awards, except in the event of a change of control or the participant's death, disability or retirement.

        Limitation on Awards.    Under the terms of the Incentive Award Plan, no more than 500,000 shares of Company stock may be awarded in the aggregate to any one participant during any calendar year. The maximum amount that may be paid in cash during any calendar year with respect to any performance bonus award shall be $5,000,000.

        Amendment and Termination.    The Compensation Committee, subject to approval of the Board, may terminate, amend or modify the Incentive Award Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the Incentive Award Plan, to permit the Compensation Committee to grant options with a price below fair market value on the date of grant or to extend the exercise period for an option beyond seven years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the Incentive Award Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. In no event may an award be granted pursuant to the Incentive Award Plan on or after the tenth anniversary of the date the stockholders initially approved the Incentive Award Plan.

Federal Income Tax Consequences

        With respect to nonqualified stock options, the Company is generally entitled to deduct, and the optionee recognizes, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax-preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Tax Code for incentive stock options and the tax consequences described for nonqualified stock options will apply as of the date of the sale of stock acquired upon the exercise of the incentive stock option.

        The current federal income tax consequences of other awards authorized under the Incentive Award Plan are generally as follows: stock-settled SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation that is deferred is taxed when paid or otherwise made available provided that the requirements of Section 409A are satisfied. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

        Certain types of awards under the Incentive Award Plan, including cash-settled SARs, restricted stock units and deferred stock may constitute, or provide for, a deferral of compensation subject to Section 409A of the Tax Code. Unless certain requirements set forth in Section 409A of the Tax Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the Incentive Award Plan and awards granted under the Incentive Award Plan will be interpreted to comply with Section 409A of the Tax Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Tax Code. To the extent determined necessary or appropriate by the Compensation Committee, the Incentive Award Plan and applicable Award Agreements may be amended to comply with Section 409A of the Tax Code or to exempt the applicable awards from Section 409A of the Tax Code.

EQUITY COMPENSATION PLAN INFORMATION
As of December 31, 2009

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders:
Stock options	643,927	$38.90
Restricted stock units	124,898	N/A
Deferred stock units	19,783	N/A

Total securities under approved plans	788,608		2,352,903
Equity Compensation Plans Not Approved by Security Holders:
Deferred stock units	36,966		6,963

Total	825,574		2,359,866

        Re-approval of the material terms of the performance criteria and goals set forth in the Incentive Award Plan pursuant to Section 162(m) of the Tax Code requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-APPROVAL OF THE
MATERIAL TERMS OF THE PERFORMANCE CRITERIA AND GOALS SET FORTH IN THE
INCENTIVE AWARD PLAN PURSUANT TO SECTION 162(M) OF THE TAX CODE

 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the amount of Compass Minerals' common stock beneficially owned by each director, each executive officer named in the "SUMMARY COMPENSATION" table on page 48 and all directors and executive officers as a group and each beneficial owner of more than 5% of the Company's outstanding common stock as of March 12, 2010. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
Neuberger Berman Group LLC(2)	4,561,101	13.99%
605 Third Avenue
New York, NY 10158
FMR LLC (Fidelity)(3)	3,268,279	10.027%
82 Devonshire Street
Boston, MA 02109
Allianz Global Investors Management Partners LLC(4)	1,691,800	5.2%
680 Newport Center, Suite 250
Newport Beach, CA 92660
Bradley J. Bell(5)	44,585	*
Angelo C. Brisimitzakis(5)(6)	201,908	*
Gerald J. Bucan(5)(6)	6,273	*
Ronald Bryan(5)(6)	63,546	*
Keith E. Clark(5)(6)	66,842	*
David J. D'Antoni(5)(7)	23,068	*
David J. Goadby(5)(6)	61,565	*
Richard S. Grant(5)(6)	30,390	*
Perry W. Premdas(5)	13,940	*
Allan R. Rothwell(5)	5,752	*
Timothy R. Snider(5)	8,814	*
Rodney L. Underdown(5)(6)	80,537	*
Paul S. Williams(5)	631	*
All directors and executive officers as a group (13 persons)(5)(6)	607,851	1.86%

*
Each having less than 1% of the Company's total outstanding common stock.

(1)
For purposes of this table, information as to the percentage of shares beneficially owned is calculated based on 32,710,624 shares of common stock outstanding, except that the ownership percentages shown for owners of more than 5% of the Company's common stock are based on the respective Schedule 13G Information Statements for December 31, 2009. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Based on a Schedule 13G Amendment No. 1 Information Statement filed by Neuberger Berman Group LLC on February 16, 2010 for December 31, 2009, disclosing that Neuberger Berman Group LLC and Neuberger Berman LLC have shared voting power over 3,835,596 shares of the Company's common stock, and shared dispositive power over 4,561,101shares of the Company's common stock. Neuberger Berman Management LLC and Neuberger Berman Equity Funds have shared voting power and shared dispositive power over 3,820,800 shares of the Company's common stock, which represented 11.66% of the Company's common stock at the time of filing.

(3)
Based on a Schedule 13G Information Statement filed by FMR LLC (the successor of FMR Corp.) on January 11, 2010 for December 31, 2009. Such Schedule 13G discloses that FMR LLC has sole voting power over 1,750,073 shares and sole dispositive power over 3,268,279 shares of the Company's common stock. Edward C. Johnson 3d has sole dispositive power over 3,268,279 shares. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,417,566 shares of Company common stock. Each of FMR LLC and Edward C. Johnson 3d has the sole dispositive power for these 1,417,566 shares. Strategic Advisors, Inc. a wholly-owned subsidiary of FMR LLC beneficially owns 273 shares. Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 267,090 shares of Company common stock and each of FMR LLC and Edward C. Johnson 3d has sole voting and dispositive power over these 267,090 shares of common stock. Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,210,860 shares of Company common stock. Each of FMR Corp and Edward C. Johnson 3d has the sole dispositive power for these 1,210,860 shares of common stock and sole voting power over 1,124,550 shares of common stock. FIL Limited is the beneficial owner of 372,490 shares of Company common stock. Partnerships controlled by members of the family of Edward C. Johnson 3d or related trusts have the right to vote approximately 49% of the voting stock of FIL Limited. FMR LLC and FIL Limited are of the view that they are not acting as a group for purposes of Section 13(d) and that they are not otherwise required to attribute to each other "beneficial ownership" of securities "beneficially owned" by the other corporation. FIL Limited has sole dispositive power over 372,490 shares owned by its international funds. FIL Limited has sole voting power over 358,160 of these shares and no power to vote 14,330 of these shares.

(4)
Based on a Schedule 13G Information Statement filed by Allianz Global Investors Management Partners LLC on February 11, 2010 for December 31, 2009, for itself and on behalf of its wholly-owned subsidiaries, Nicholas-Applegate Capital Management LLC, Oppenheimer Capital LLC and NFJ Investment Group LLC. The Schedule 13G discloses that all four reporting entities beneficially own 1,691,800 shares of the Company's common stock, but that NFJ Investment Group LLC has sole voting and dispositive power over the 1,691,800 shares of the Company's common stock.

(5)
The address of each of Messrs. B. Bell, R. Bryan, G. Bucan, K. Clark, D. D'Antoni, D. Goadby, R. Grant, P. Premdas, A. Rothwell, T. Snider, R. Underdown, P. Williams and Dr. A. Brisimitzakis is c/o Compass Minerals International, Inc., 9900 W. 109th St., Suite 600, Overland Park, Kansas 66210.

(6)
Includes options that are currently exercisable or become exercisable within sixty days of March 12, 2010.

(7)
Includes 1,112 shares held by Mr. D'Antoni's wife.

 COMPENSATION DISCUSSION & ANALYSIS

Introduction

        This Compensation Discussion and Analysis provides information regarding the compensation paid to our Chief Executive Officer, Chief Financial Officer and certain other executive officers who were the most highly compensated in fiscal year 2009. These individuals, referred to as "named executive officers" or "NEOs," and their positions as of December 31, 2009, are identified below.

  •
  Angelo C. Brisimitzakis, President and Chief Executive Officer ("CEO")

  •
  Rodney L. Underdown, Vice President/Chief Financial Officer, Secretary and Treasurer ("CFO")

  •
  Ronald Bryan, Vice President and General Manager, Great Salt Lake Minerals Corporation and Compass Minerals U.K.

  •
  Keith E. Clark, Vice President and General Manager, North American Highway

  •
  Gerald J. Bucan, Vice President and General Manager, Consumer and Industrial

  •
  David J. Goadby, Vice President, Strategic Development

        Our executive compensation and benefits programs are designed to create stockholder value by attracting, motivating, developing, and retaining senior executives who can make significant contributions to the growth and development of our business. The Compensation Committee of our Board, which we refer to as the Compensation Committee, has a key responsibility in ensuring that the compensation and benefits we provide to our executives will provide a basis for the achievement of our strategic objectives. To accomplish those goals, our executive compensation plan consists of three principal elements: base salary, annual incentive award and long-term equity incentives.

EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY

Compensation Objectives

        The total compensation program for Compass Minerals' executives is designed to support the realization of Compass Minerals' business objectives and promotion of stockholder interests. The objectives of Compass Minerals' compensation program are as follows:

  •
  Encourage superior performance, promote accountability and ensure that executive interests are aligned with the interests of stockholders.

  •
  Attract, develop, and retain highly qualified people.

  •
  Motivate and reward employees for the achievement of Compass Minerals' measures of success:

  •
  Total stockholder return, as measured by stock price appreciation and dividends;

  •
  Company financial and safety performance; and

  •
  Individual performance on specific financial, operational, strategic and personal goals.

  •
  Reinforce and motivate full use of Compass Minerals' resources to maximize earnings, cash flow and growth, all within a safe environment.

Compensation Philosophy

        To best achieve these objectives, our compensation program is designed to:

  •
  Drive results.  The program emphasizes variable, incentive award opportunities which are payable if specified goals are achieved or Compass Minerals' stock price appreciates. The largest part of the incentive award for named executive officers is focused on long-term performance based on

    Compass Minerals' return to stockholders. For named executive officers, Compass Minerals provides annual incentive awards and long-term equity incentive opportunities which depend on our performance and are designed to represent the majority of named executive officers' total compensation.

  •
  Reward individual performance.  Salary, annual incentive plan awards, and long-term equity awards are based on an individual's job (role and level), experience, and performance against specified financial, operational and strategic business goals (as appropriate to the individual's position). Also considered are Compass Minerals' performance, the desired pay relationships among executive employees and market practices.

  •
  Be competitive and encourage continued service.  The pay program design and levels are set considering the practices of similar companies with which we compete for talent. All of our long term incentive awards are subject to a vesting schedule which provides an incentive for continued employment.

  •
  Be cost effective.  Annual incentive awards are earned as specified goals are achieved and contain a maximum limit for each employee.

  •
  Align interests with stockholders.  Long-term equity awards are granted, including restricted stock units and stock options. Executives are required to maintain a minimum level of stock ownership to encourage executives to manage from an owner's perspective and align their financial interest with those of Compass Minerals' stockholders.

  •
  Improve safety.  Meeting employee safety improvement goals is a key factor of our annual incentive plan awards.

 HOW WE DETERMINE COMPENSATION

Independent Compensation Committee Determines All Executive Compensation

        The Compensation Committee determines all compensation for the named executive officers. All four Compensation Committee members are independent directors. The Compensation Committee's function is more fully described in its charter, which is available at www.compassminerals.com under the "Corporate Governance" in the "About Us" section of the website.

        During the first quarter of each fiscal year, the Compensation Committee conducts an evaluation of each named executive officer and others to determine if any changes in the officer's compensation are appropriate based on a market analysis conducted by an independent compensation consultant and the considerations described below. The CEO does not participate in the Compensation Committee's deliberations or decisions with regard to his compensation. At the Compensation Committee's request, however, the CEO reviews with the Compensation Committee the performance of the other named executive officers, but no other named executive officer has any input into executive compensation decisions. The Compensation Committee gives considerable weight to the CEO's evaluation of the other named executive officers because of his direct knowledge of each officer's performance and contributions. For each officer, the Compensation Committee members consider data from the consultant to determine independently each component of compensation based on their collective assessment of the officer's performance as well as Compass Minerals' overall financial performance.

The Role of Compensation Consultants

        The Compensation Committee has selected and directly retained the services of Frederic W. Cook & Co., Inc. ("F.W. Cook"), an executive compensation consulting firm. The compensation consultant reports to the Compensation Committee. No member of the Compensation Committee or any named executive officer has any affiliation with F.W. Cook. The Compensation Committee periodically seeks input from F.W. Cook on a range of external market factors, including evolving compensation trends, status of the current labor market, appropriate comparison companies and market survey data. F.W. Cook also provides the Compensation Committee with directional recommendations regarding the design of Compass Minerals' compensation programs for its executives and directors. From time to time, management may use the services of F.W. Cook with the prior approval of the Compensation Committee.

        The Compensation Committee uses F.W. Cook to obtain comparative executive and director compensation information benchmarked to specific peer groups that compete with us in labor markets and that follow similar pay models. We find that using a consultant for this information, analysis, and guidance is a cost effective approach for benchmarking executive total compensation.

The Role of Peer Groups and Benchmarking

        In setting 2009 compensation and with the assistance of F.W. Cook, the Compensation Committee made comparisons to the peer group identified for 2008, with two exceptions. Two companies, Florida Rock Industries, Inc. and UAP Holdings Corporation, were acquired and current compensation data was not available for them. As replacements in the peer group, OM Group and Hercules were added to maintain an adequate sample size of fourteen companies. The peer companies listed below are of a size and type of company that competes with Compass Minerals in labor markets and follow similar pay models. Based on analyses and recommendations of F.W. Cook, the Compensation Committee selected companies that operated in similar industry groups, with revenues at the time of the study that ranged between approximately one-half to three times Compass Minerals' revenues, and with market capitalizations that ranged between approximately one-tenth and two times that of Compass Minerals to use for benchmark comparisons. Compass Minerals' market capitalization was approximately in the middle of the group to avoid distortion from size differences:

A. Schulman, Inc.	Hercules Incorporated
Alleghany Corporation	H.B. Fuller Company
AMCOL International Corporation	OM Group, Inc.
Arch Chemicals, Inc.	Minerals Technologies, Inc.
CF Industries Holdings, Inc.	OMNOVA Solutions, Inc.
Eagle Materials, Inc.	Quaker Chemical Corporation
FMC Corporation	Tredegar Corporation

        With the guidance of F.W. Cook, the Compensation Committee reviews a summary of compensation practices of these benchmark peer companies and annually compares its three principal elements of executive total compensation (base salary, annual incentive plan and long-term equity awards) with similar programs at these peer companies to ensure that Compass Minerals' executive total compensation is within a reasonably competitive range.

        As further discussed below, the Compensation Committee also considers elements which include individual factors such as performance, responsibilities and experience. See "ELEMENTS OF COMPENSATION."

        Our executive total compensation program targets are intended to stand near the median of total executive compensation programs of our peer companies.

ELEMENTS OF COMPENSATION

        The following discussion generally applies to compensation for all named executive officers. The three primary components of our compensation program are base salary, annual incentive plan awards, and long-term equity grants. We also offer additional benefits (primarily consisting of a health/welfare plan, a savings (401(k)) plan and a deferred compensation plan) and limited perquisites, as described below.

        The Compensation Committee seeks to reward high performance while recognizing that uncontrollable events such as weather patterns or the economic business cycle can highly influence actual financial results in any given year. Therefore, our compensation program combines a balance of compensation elements. Cash incentives are based on one-year annual incentive plan award targets and are only paid if goals are achieved. Long-term equity awards are granted in the form of restricted stock units and stock options. These long term incentives align management with stockholder interests over multiple years.

Base Salary

        Base salary is the fixed element of executive total compensation for services rendered during the fiscal year. In setting base salaries for fiscal 2009, the Compensation Committee considered (1) the relationship between Compass Minerals' salary levels and peer company levels with a view towards recruiting and retaining talent, and (2) the experience, knowledge, responsibilities and performance of the individual named executive officer. The Compensation Committee annually approves the base salaries for the named executive officers. Both Dr. Brisimitzakis and Mr. Goadby have employment agreements that address the review of their base salaries on an annual basis, and Dr. Brisimitzakis' employment agreement sets a minimum base salary below which his consent is needed. See "OTHER COMPENSATION POLICIES AND AGREEMENTS—Employment Contracts."

        Base salaries for 2009 reflected salary increases in March 2009, which were determined by the Compensation Committee in light of the factors listed above. Mr. Goadby's base salary as shown in the

"SUMMARY COMPENSATION" table is influenced by the exchange rate between the U.S. dollar and the British pound sterling.

Annual Incentive Plan

        Our annual incentive plan ("Annual Incentive Plan" or "AIP"), established under the Incentive Award Plan, is a variable performance-based element of executive compensation to reward the named executive officers for individual, business unit/function and overall Company results achieved in the most recently completed fiscal year. The AIP is based on financial performance and personal performance factors (based on job description), multiplied by a safety performance factor (based on achieving target safety improvement goals). All cash awards under the Annual Incentive Plan (1) are based on predetermined annual performance related criteria (and are therefore not considered standard payment for services and are not guaranteed), (2) are granted at the discretion of the Compensation Committee upon recommendation of the CEO with input from the Vice President of Human Resources, and (3) are discretionary and may be evaluated, modified or revoked at the discretion of the Compensation Committee at any time. Approved by our stockholders in 2005, the Board is requesting stockholder re-approval of certain provisions of the Incentive Award Plan pursuant to Section 162(m) of the Tax Code. See "PROPOSAL 3—RE-APPROVE CERTAIN PROVISONS OF THE INCENTIVE AWARD PLAN PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE."

        The Annual Incentive Plan is designed to reward named executive officers for achievement of pre-established annual operating performance goals. The Compensation Committee has discretion to reduce or increase incentive compensation based on this financial comparison as well as other non-financial goals. For 2009, the Compensation Committee used its discretion to determine whether the CEO achieved personal goals, and in acting on the recommendation of the CEO, to determine whether other named executive officers achieved their personal goals. The Annual Incentive Plan provides that in the event of an accounting restatement reducing the corporate or business-unit financials on which this incentive award was based, Compass Minerals may, at its sole discretion, require repayment from plan participants of all or any portion of any incentive awards which were based on the achievement of certain financial results that were subsequently the subject of a restatement of the Company's financial statements.

        Summary of AIP Award Process.    Generally, the AIP award process involves (1) setting financial goals based on our annual operating plan, (2) setting financial Annual Incentive Plan award targets denominated as a percentage of base salary, (3) setting qualitative and quantitative personal performance goals, (4) weighting the goals based on individual corporate responsibility, (5) comparing the Annual Incentive Plan award targets to financial results as certified by the CFO and personal performance goal results to determine any applicable AIP achievement, and (6) multiplying the resulting overall AIP award by a safety improvement multiplier based on safety improvement results as certified by the Director of Environment, Health and Safety.

        Setting Financial AIP Goals Based on Annual Operating Plan.    The Compensation Committee establishes performance goals each year based on financial objectives in Compass Minerals' annual operating plan. This plan is reviewed by the entire Compass Minerals Board of Directors and reflects consideration of normalized prior year actual results (normalized to reflect the estimated effects of winter weather in the prior year), the expected business environment in the following year, and a targeted improvement for the next year. Based on this annual operating plan, the Compensation Committee established Annual Incentive Plan targets for EBITDA and Net Operating Cash Flow (as defined below) as measures of our profitability and cash generating capabilities which aligns the interests of our executives with those of our stockholders. Management's success in generating and increasing EBITDA and cash flow is considered an important measure of executive performance. The Compensation Committee also approved using Net Sales (as defined below) as a performance goal since increasing revenues in excess of rising shipping and handling costs is also important, and since underlying sales revenue growth is essential for sustainable earnings growth.

        Goals for 2009 were specified for each of these four key areas (three financial and one personal), plus a safety improvement multiplier:

  1.
  Company Consolidated and Business-Unit Adjusted EBITDA (Adjusted EBITDA is earnings before interest, taxes, depreciation, depletion and amortization, other income/expense and other special charges or income).

  2.
  Company Consolidated and Business-Unit Net Operating Cash Flow (Consolidated Net Operating Cash Flow is cash flows from operations less capital expenditures, while Business-Unit Net Operating Cash Flow is Business-Unit Adjusted EBITDA less capital spending and adding or subtracting changes in business-unit working capital, excluding cash).

  3.
  Company Consolidated and Business-Unit Net Sales (Net Sales is gross revenue minus shipping and handling costs).

  4.
  Personal Performance Goals

  5.
  Safety Incidence Rates (This measure is used as an Annual Incentive Plan multiplier called a "Safety Improvement Multiplier," which we use to encourage and reward safe operations and which is further discussed below in "Safety Improvement Multiplier.")

        The Compensation Committee selected the foregoing performance goals because they are important indicators of increased stockholder value.

        Annual Incentive Plan Award Target Amount.    After setting the Company's financial performance goals, the Compensation Committee determined the Annual Incentive Plan award target amount for each named executive officer denominated as a percentage of base salary. These percentages were determined with input from F.W. Cook and were generally consistent with median incentive award percentages for peer companies. For fiscal year 2009, the Annual Incentive Plan award target amount for Dr. Brisimitzakis was 90% of base salary. For the other named executive officers, the AIP award target amount was between 45% and 50%. The Compensation Committee set these percentages near median levels for peer companies to provide competitive cash compensation for attraction and retention of executive talent. The Committee considers this level of compensation necessary to incentivize management focus on financial performance, growth and employee safety.

        Personal Performance Goals.    A portion (20%) of each named executive officer's Annual Incentive Plan award target amount is based on personal performance. The Board of Directors establishes CEO personal performance goals under the Annual Incentive Plan, and the CEO establishes personal performance goals for other executives. The goals are a combination of the current year and longer term business goals, both of which have an important role in increasing value for our stockholders. Each NEO has multiple personal performance goals. These personal performance goals are both quantitative and qualitative and include key Company strategic goals as well as goals which are specific to each individual's area of accountability. The personal performance goal payment amount can range from 0% to 200% of the target amount.

        Weighting Based on Responsibilities.    As reflected in the two headings of the following chart, the responsibilities of the named executive officers determine the weighting of each component under the Annual Incentive Plan. These weightings reflect the Company's emphasis on Adjusted EBITDA as a primary financial measure to evaluate our operating performance because it serves as a measure of the corporate earnings while excluding the non-operating elements of resource allocation, cost of capital and income tax positions. The Company concluded that net operating cash flow and consolidated net sales are also important measure of performance that should be reflected in the AIP calculations. Performance award targets for "corporate" executive officers (i.e., Chief Executive Officer, Chief Financial Officer, and Vice President, Strategic Development) differ from performance award targets for business-unit executive officers to emphasize the executive officers' specific responsibility for their business-units:

% AIP Weighing	CORPORATE PARTICIPANT	% AIP Weighing	BUSINESS-UNIT PARTICIPANT
50%	Consolidated Adjusted EBITDA	25%	Consolidated Adjusted EBITDA
		25%	Business-Unit Adjusted EBITDA
20%	Consolidated Net Operating Cash Flow	10%	Consolidated Net Operating Cash Flow
		10%	Business-Unit Net Operating Cash Flow
10%	Consolidated Net Sales	5%	Consolidated Net Sales
		5%	Business-Unit Net Sales
20%	Personal Performance Goals	20%	Personal Performance Goals

        These weightings are applied by multiplying the Annual Incentive Plan award target amount by the goal percentage shown above and then adjusting the result based on the percentage of the goal achieved (as described in the table below).

        Financial Targets.    Award levels under the Annual Incentive Plan with respect to the Adjusted EBITDA, Net Operating Cash Flow and Net Sales goal components are based on executive performance as follows:

PERCENT OF GOAL ACHIEVED	PERCENT OF AIP AWARD TARGET PAID
Less than or equal to 75%	0%
100%	100%
125% or greater	200% (maximum)

        Annual incentive target achievement is determined on a linear sliding scale based on the achievement of more than 75% of the goals. The maximum potential award equals 200% of the AIP award target.

        Comparing the Annual Incentive Award Target to Financial Results and to Personal Performance Goal Results.    The Company compares the Annual Incentive Plan award targets (i) to financial results as certified by the CFO, and (ii) to personal performance goal results to determine any applicable AIP achievement. The overall AIP award amount is then multiplied by a safety improvement multiplier as described below.

        Safety Improvement Multiplier.    The Company and the Compensation Committee consider success in managing our safety performance as a critical success factor for all Company executives and therefore use as a component of executive total compensation a safety improvement multiplier ("Safety Improvement Multiplier") to encourage and reward safe operations. The Safety Improvement Multiplier is calculated based on measurable safety goals established by each Business-Unit and represents an improvement versus best achieved historical performance. The Safety Improvement

Multiplier is applied on a linear sliding scale to the named executive officer's combined Annual Incentive Plan award for all components calculated above as follows:

SAFETY RATING ACHIEVED	MULTIPLIER APPLIED
25% or more improvement beyond goal	1.1
100% of goal	1.0
25% or more shortfall below goal	0.9

        Actual 2009 Annual Incentive Plan Payments.    The specific payment amounts are shown in the "SUMMARY COMPENSATION" table on page 48. All AIP awards are approved by the Compensation Committee following its review and approval of plan objectives and achievement levels, which are certified by the CFO, as well as individual personal performance goal achievement.

        Our annual operating plan for 2009 called for Consolidated EBITDA of $443.8 million, Consolidated Net Operating Cash Flow of $82.7 million and Consolidated Net Sales of $959.5 million. The 2009 annual operating plan was established during the fourth quarter of 2008 and was based on considerations including weather normalized 2008 actual results, a targeted improvement for fiscal year 2009, and the anticipated 2009 business environment. Actual Consolidated Adjusted EBITDA for 2009 was $313.9 million, actual Consolidated Net Operating Cash Flow for 2009 was $24.8 million and Consolidated Net Sales for 2009 was $713.8 million. Actual results were lower than the 2009 annual operating plan, principally due to a significantly lower than expected potash demand and, to a lesser extent, potash prices compared to when the targets were established. Because the Company's consolidated safety improvement factor results were below the improvement goal for 2009, the safety consolidated multiplier was 0.9 for AIP awards for 2009. These results are reflected in the final Annual Incentive Plan payment levels in the "SUMMARY COMPENSATION" table below.

        The personal performance goals component of the Annual Incentive Plan provides for a payment of 0% to 200% of the target amount. The Compensation Committee used its discretion to determine named executive officers' actual achievement of personal performance goals. In applying this discretion, the Compensation Committee considered, among other items, the Company's record earnings performance despite the significant and unexpected decline in sulfate of potash demand. Award amounts ranged from 80% to 200% of target amounts for fiscal 2009.

        For 2010, the Company has revised the AIP structure so that the Company consolidated measures are less sensitive (either positively or negatively) to results of individual business units by determining the corporate components of the payment amount based on a weighted average sum of the results of each individual business unit compared to the annual operating plan of each individual business unit, for each component of the AIP. In making the current change, the Compensation Committee concluded that a structure that ensured attention to the performance to all business units better aligned the corporate level payout structure to the long term interests of the Company and its shareholders.

Long-Term Equity Incentives

        As part of our market competitive pay package to encourage continued service and increase stockholder value by aligning executive officers' interests with stockholders, we provide long-term equity grants that are designed to increase in value the longer an employee continues his or her employment with Compass Minerals.

        In 2009, the Compensation Committee approved long-term equity incentive grants to named executive officers under Compass Mineral's Incentive Award Plan in two forms: (1) stock options (subject to a service-based vesting schedule over a four year period) which provide an incentive to executives to increase stockholder value, and (2) restricted stock units (full cliff vesting after three years) with dividend equivalent rights which provide an incentive to executives to increase stockholder value and also have a strong employee retention effect. The Compensation Committee views an approximately equal value allocation between options (based on the Black Scholes method) and restricted stock units as a reasonable mix for achieving management incentive objectives. In view of the greater per share value of restricted stock units, executives were awarded fewer restricted stock units than stock options in 2009. For 2010, the Compensation Committee approved a third form of long-term equity incentive grant which is described below in "Three-Year Performance Stock Unit Award Agreement."

        The Compensation Committee establishes a targeted long-term compensation dollar amount for each executive officer after giving careful consideration to the factors discussed above. From that target amount, the number of stock options and restricted stock units that are granted to each NEO is determined by awarding the fair value as determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718, Stock Compensation (formerly, FASB Statement 123(R)) in approximately equal value between the stock options and restricted stock units.

        To reduce the risk of improper option grant timing issues, among other reasons, the Compensation Committee adopted Option Grant Procedures in January 2007. These Option Grant Procedures address how option grant dates and exercise prices are determined in different circumstances. Annual option grants to employees occur on March 10th or the next business day, unless postponed because of the events specified in the Option Grant Procedures. All such options are granted with an exercise price equal to the closing price of Compass Minerals common stock on the grant date. These Option Grant Procedures were followed in granting options in 2007, 2008 and 2009 for all named executive officers.

        The Compensation Committee considers several factors in determining the number of stock options and restricted stock units to grant each NEO. The Compensation Committee compares its three principal elements of total executive compensation with similar programs at peer companies to ensure that total compensation is within a reasonably competitive range and may adjust individual equity compensation after considering several other factors such as performance, responsibilities, and experience. The total compensation program is intended to approximate the median of total executive compensation programs for our peer companies.

        The Compensation Committee established a performance hurdle to ensure compliance with Internal Revenue Code Section 162(m) deductibility. This hurdle was established within the first sixty days of the new fiscal year and, like the Annual Incentive Plan financial goals, was derived from Compass Mineral's annual operating plan. See "OTHER COMPENSATION POLICIES AND AGREEMENTS—Tax Considerations." The performance hurdle for 2009 is based on the Company's 2009 annual business operating plan. Incentives for satisfaction of the 2009 annual operating plan are provided by the Company's Annual Incentive Plan. The Compensation Committee established the Company's 2009 performance hurdle for the long-term equity incentive grants with the expectation that the performance hurdle would be satisfied absent unanticipated financial underperformance. The Company exceeded the performance hurdle in 2009. The performance hurdle's purpose and function are to satisfy the requirements of compliance with Internal Revenue Code Section 162(m), consistent with the Company's policy.

        The Compensation Committee, with the guidance of F.W. Cook, determined that for 2009 the payment of dividend equivalents on non-vested restricted stock units aligns executive officers' interests with those of stockholders and has significant employee-retention effects because the executive loses the right to receive both the award and the future dividends if the executive terminates employment before the award vests. Dividend equivalents are paid in cash at the time of, and in an amount equal to, the amount of per share dividends paid to stockholders and are considered by the Compensation Committee in reviewing an executive's total compensation. Dividend equivalents are shown in footnote 3 to "GRANTS OF PLAN-BASED AWARDS" table below.

        Beginning in 2010, dividend equivalents on restricted stock units will accrue from the date of grant until the performance hurdle is satisfied. Those accrued dividends will be paid after the performance hurdle has been satisfied and will continue to be paid once annually until vesting (at which time the units become common stock and receive dividends like all other shares). If the performance hurdle is not satisfied, the restricted stock units will be forfeited and no dividend equivalents will be paid.

        Three-Year Performance Stock Unit Award Agreement.    For 2010, the Company adopted a Three-Year Performance Stock Unit Award Agreement (the "Performance Award Agreement") under the Incentive Award Plan. Pursuant to the Performance Award Agreement, eligible grantees may be awarded common stock units (the "Performance Stock Units") with each unit representing the right to receive one share of the Company's common stock. These Performance Stock Units will be divided into three approximately equal tranches (rounded to the near whole unit), subject to the terms and conditions of the Performance Award Agreement which include (i) satisfaction of annual performance criteria related to each of the three tranches, (ii) a three-year vesting period beginning on the grant date and ending on the third anniversary of such grant date (the "Three Year Vesting Period"), (iii) forfeiture of non-vested Performance Stock Units unless the applicable performance criteria are satisfied, (iv) forfeiture of non-vested Performance Stock Units upon termination of employment with the Company or its subsidiaries prior to vesting unless certain conditions apply, and (v) immediate vesting following a change of control subject to certain conditions. The performance criteria for each tranche of Performance Stock Units will be based on the Company's total shareholder return percentile compared to the companies comprising the Russell 2000 Index during the annual performance period for each tranche. Once vested, payout of Performance Stock Units can range from 0% to 150%. The grantee will have no voting or dividend rights with respect to the Performance Stock Units.

OTHER ELEMENTS OF COMPENSATION

        In addition to the three primary elements of our total compensation program, we have adopted other compensation elements consistent with the same compensation philosophy. These additional elements include retirement and deferred compensation programs, post-termination compensation and limited perquisites.

Retirement and Deferred Compensation Programs

        We do not have defined benefit plans covering our executive officers except for Mr. Goadby. Effective December 2006 (as provided for in his service agreement), Mr. Goadby elected to participate in the Salt Union Limited Defined Contribution Plan (a deferred contribution plan for United Kingdom employees) and ceased accumulating service benefits attributable to service in the Salt Union Limited Defined Benefit Plan.

        Savings Plan.    The Savings Plan is a qualified benefit plan for eligible United States employees (including our executive officers) consisting of three components: 401(k) employee contribution/employer match, profit sharing, and 1% employer contribution consisting of Compass Minerals common stock. Participants are eligible to participate immediately upon hire. An employee may contribute from 0% to 60% of base pay into his or her 401(k) account subject to IRS annual limits on contributions and compensation. The Company partially matches employee contributions up to 6%. Additional profit sharing contributions may be made by Compass Minerals as a percentage of salary based on EBITDA goal achievement and employee age.

        Restoration Plan.    We have also established a Restoration Plan, a non-qualified deferred compensation plan which allows our key United States employees, including executive officers, to defer a portion of his/her base salary and/or his/her award into a retirement plan. Investment returns are consistent with returns of the investment options available in our qualified Savings Plan as elected by the employee (except for Compass Minerals stock, which is not an investment option under the

Restoration Plan). If an executive participates in the Restoration Plan, his or her accounts are credited with this elective deferral amount plus an amount equal to the matching and profit sharing contributions that would have been made under our Savings Plan had IRS regulations permitted the additional contributions. The amount of our contributions to the Restoration Plan is included in the "NON-QUALIFIED DEFERRED COMPENSATION" table below.

        Perquisites, Life Insurance and Disability Payments.    Pursuant to the terms of Dr. Brisimitzakis' employment agreement, we provide him with group life insurance coverage, payments in the event of disability which results in termination, and reimbursement of $2,000 for the purchase of additional life insurance. We provide all named executive officers with group life insurance coverage under the standard employee benefit plan. Executive officer perquisites consist of supplemental disability income provided in the event of total disability (a taxable benefit), and payment up to $3,000 annually for an annual executive physical beyond the standard physical available to all United States employees under our standard healthcare plan.

        Post-Termination Compensation.    The Compensation Committee determined that agreements assuring executive income replacement after a change of control are important to retain executives and to ensure they remain focused on stockholder interests in the event a change in control negotiation takes place. Previously, we entered into Change in Control Severance Agreements with our executive officers, except Mr. Goadby who has a service agreement. We entered into a Change in Control Severance Agreement with Dr. Brisimitzakis concurrently with his employment agreement. Other executive agreements provide for payments in the event of certain terminations of employment occurring after a change in control and are consistent with benchmark company information. At the same time that the executive officers (with the exception of Mr. Goadby) entered into the Change in Control Severance Agreements, each also entered into a Restrictive Covenant Agreement limiting solicitation of employees and competition for a period of two years after the executive's termination. Mr. Goadby's service agreement includes confidentiality, non-competition and non-solicitation provisions. In the event there is a change of control of our Salt Union Limited subsidiary, Mr. Goadby will be entitled to terminate the agreement and receive a payment based on salary and medical insurance payments for twelve months and any remaining special bonus. The existence of these post-termination compensation arrangements is considered by the Compensation Committee (with the guidance of F.W. Cook) in assessing whether overall compensation of the named executive officers is competitive to the peer group. No material amendments were made to the agreements of any named executive officers in 2009.

 OTHER COMPENSATION POLICIES AND AGREEMENTS

Employment Contracts

        Dr. Brisimitzakis.    We entered into an employment agreement with Dr. Brisimitzakis as of his date of employment, May 11, 2006, with the approval of the Compensation Committee. This agreement addresses, among other things, base compensation, Annual Incentive Plan award payments, and certain post-termination payments. The Compensation Committee believed it was appropriate to have a written employment agreement with the CEO and an employment agreement was necessary to induce Dr. Brisimitzakis to join Compass Minerals.

        Mr. Goadby.    We entered into a service agreement with Mr.Goadby, effective November 1, 2006, in connection with his responsibilities as Vice President, Strategic Development. Mr. Goadby is a resident of the United Kingdom where service agreements are customary. His agreement provides for base compensation, bonus payments, retirement plan participation and certain post-termination payments. The agreement provided for a £75,000 bonus payment in both August 2007 and May 2008, which was the final special bonus payment due Mr. Goadby. The August 2007 and May 2008 payments are reflected on the "SUMMARY COMPENSATION" table below. Mr. Goadby received no special bonus payments in 2009.

Executive Stock Ownership Guidelines

        Compass Minerals has minimum stock ownership guidelines for its senior executives including its named executive officers, as set forth in the list below. The Compensation Committee adopted these equity ownership requirements to further align the interests of its executives with those of its stockholders. The guidelines are stated as either a dollar value (based on current stock value) or a fixed number of shares of Compass Minerals common stock, which increase with job level and are reviewed periodically to ensure relevance. The Company expects ownership level guidelines to be attained within five years from the later of 2005 or the date of employment.

        The Compensation Committee has adopted the following equity ownership requirements for each executive officer. For 2009, the required equity ownership level was the lesser of the amounts specified:

  •
  Chief Executive Officer: Five times annual base salary or 100,000 shares of common stock;

  •
  Executives Reporting to Chief Executive Officer: Two times annual base salary or 24,000 shares of common stock;

  •
  Other Executives Participating in Compass Minerals' Long-Term Incentive Plan: One time annual salary or 4,000 shares of common stock.

        Outstanding stock options do not apply toward these ownership requirements. As of March 12, 2010, all of the named executive officers had satisfied their ownership requirements except for Mr. Bucan who was hired November 12, 2007. Mr. Bucan will have five years from his hire date, until November 12, 2012, to satisfy his ownership requirement of two times his base salary or 24,000 shares, whichever is lower.

Recoupment Policy

        The Annual Incentive Plan provides that in the event of an accounting restatement reducing the corporate or business-unit financials on which an incentive award was based, Compass Minerals may, at its sole discretion, require repayment from plan participants of all or any portion of any incentive awards which were based on the achievement of certain financial results that were subsequently the subject of a restatement of the Company's financial statements.

No Stock Option Re-Pricing

        Our Board of Directors has adopted a policy that specifically prohibits stock option re-pricing (by lowering the applicable exercise price) and also prohibits canceling and reissuing stock options with a lower exercise price. The Incentive Award Plan prohibits stock option re-pricing without the prior approval of the stockholders of the Company.

Tax Considerations

        Section 162(m) of the Internal Revenue Code denies a tax deduction to any publicly held corporation for compensation in excess of $1 million paid in a year to any individual who, on the last day of that year, is the chief executive officer or among the three other highest-compensated executive officers, unless such compensation qualifies as performance-based under Section 162(m). Generally, stockholders are required to re-approve the criteria and the material terms of the plan every five years, and re-approval of these provisions for the Incentive Award Plan is Proposal 3 on the ballot this year. There are no amendments to the Incentive Award Plan with this ballot proposal.

        If certain provisions of the Incentive Award Plan are re-approved by the Company's stockholders, the Incentive Award Plan will enable the Compensation Committee to continue to grant qualified performance-based compensation awards under the Incentive Award Plan that will be exempt from the deduction limits of Section 162(m) of the Tax Code until 2015. If certain provisions of the Incentive Award Plan are not re-approved by the stockholders, then the Incentive Award Plan will remain in full force and effect, but the Company will not be able to deduct compensation under the Incentive Award Plan that would have otherwise qualified as qualified performance-based compensation under Section 162(m) of the Tax Code after 2010.

        It is our intention to design our short-term incentive compensation plans and our long-term equity incentives to be deductible under Section 162(m) for the named executive officers, although individual exceptions may occur. The Compensation Committee believes that the interests of the stockholders are best served by not restricting the Compensation Committee's discretion in developing compensation programs, even though such programs may result in certain non-deductible compensation expenses. Compass Minerals believes all such compensation is deductible for 2007, 2008 and 2009.

 REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by:
Timothy R. Snider, Chair Bradley J. Bell Perry W. Premdas Paul S. Williams

        The foregoing Report of the Compensation Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Compass Minerals specifically incorporates this information by reference and shall not otherwise be deemed to be filed with the SEC under such Acts.

 SUMMARY COMPENSATION

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3) (AIP)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Angelo C. Brisimitzakis	2009		$675,371	0	$746,282	$754,718	$226,800	0		$141,315	(4)	$2,544,486
President & Chief	2008		$572,942	0	$536,593	$537,014	$808,419	0		$248,266	(4)	$2,703,234
Executive Officer	2007		$487,108	0	$535,040	$539,040	$459,824	0		$110,331	(4)	$2,131,343
Rodney L. Underdown	2009		$316,504	0	$162,576	$164,411	$57,852	0		$26,207	(4)	$727,550
Vice President, Chief	2008		$295,619	0	$140,005	$140,113	$249,722	0		$79,849	(4)	$905,308
Financial Officer	2007		$266,773	0	$110,352	$112,300	$155,050	0		$40,743	(4)	$685,218
David J. Goadby(5)	2009		$295,131	0	$162,576	$164,411	$48,274	$848,544	(6)	$44,868	(7)	$1,563,804
Vice President,	2008		$342,570	$141,203	$140,005	$93,059	$258,781	0		$54,691	(7)	$1,058,309
Strategic Development	2007		$354,056	$150,315	$100,320	$101,070	$156,572	$28,000		$20,628	(7)	$882,961
Gerald J. Bucan	2009		$264,317	0	$162,576	$164,411	$102,440	0		$25,303	(4)	$719,047
Vice President &	2008		$255,000	0	0	0	$181,866	0		$48,618	(4)	$485,484
General Manager	2007	(8)	$37,783	0	$97,200	$95,661	$22,707	0		$3,596	(4)	$256,947
Ronald Bryan	2009		$259,826	0	$162,576	$164,411	$47,376	0		$32,651	(4)	$666,840
Vice President &	2008		$248,071	0	$140,005	$140,113	$209,684	0		$81,731	(4)	$819,604
General Manager	2007		$238,980	0	$110,352	$112,300	$98,152	0		$49,050	(4)	$608,834
Keith E. Clark	2009		$308,769	0	$162,576	$164,411	$118,447	0		$34,963	(4)	$789,166
Vice President &	2008		$298,330	0	$140,005	$140,113	$243,689	0		$95,092	(4)	$917,229
General Manager	2007		$253,513	0	$110,352	$112,300	$167,441	0		$46,385	(4)	$689,991

(1)
Restricted stock units ("RSUs") were issued pursuant to the Incentive Award Plan. RSUs vest after three years, subject to a one year performance hurdle. This performance hurdle has been satisfied for units issued in 2009, 2008 and 2007. The value of the RSUs reflects the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. These amounts reflect the valuation method recently adopted by the SEC, which is the aggregate grant date fair value of the equity awards, rather than the dollar amounts recognized that year for financial statement reporting purposes, as previously required. The new aggregate grant date fair value method applies to previous years in the table as well. As such, in the year of a grant, the full aggregate grant date fair value appears, rather than the portion being expensed for financial statement reporting purposes in that year. As a result, amounts for 2007 and 2008 are calculated differently this year, causing them to vary from the amounts included in previous Company proxy statements. For valuation information, see Note 11 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2009.

(2)
Options were granted pursuant to the Incentive Award Plan. Options are subject to a service-based vesting schedule. These amounts reflect the Company's grant date fair value in accordance with ASC Topic 718. These amounts reflect the valuation method recently adopted by the SEC, which is the aggregate grant date fair value of the equity awards, rather than the dollar amounts recognized that year for financial statement reporting purposes, as previously required. The new aggregate grant date fair value method applies to previous years in the table as well. As such, in the year of a grant, the full aggregate grant date fair value appears, rather than the portion being expensed for financial statement reporting purposes in that year. As a result, amounts for 2007 and 2008 are calculated differently this year, causing them to vary from the amounts included in previous Company proxy statements. For valuation information, see Note 11 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2009.

(3)
Payments were made pursuant to the Company's Annual Incentive Plan. Under the AIP, incentive awards were paid to executives based on objectives relating to overall Company performance, business-unit performance and personal performance. Weighting of these components was based on the responsibilities of the executive.

(4)
Includes Company matching profit sharing and fixed contributions to the Company's qualified Savings Plan, Company provided life and disability insurance expense, and contributions to the Company's Restoration Plan. Amounts also include an additional company contribution to the Savings Plan equal to 1% of gross salary which was applied to purchase shares of Company common stock for those contributions into the 401(K) plan. See "NON-QUALIFIED DEFERRED COMPENSATION" table below and "OTHER ELEMENTS OF COMPENSATION—Restoration Plan" above for additional explanation of the Company's Restoration Plan.

(5)
Mr. Goadby is a resident of the United Kingdom. Amounts paid in local currency were converted to U.S. dollars based on average $/£ exchange rates of 1.5596, 1.8827, and 2.0042 for 2009, 2008 and 2007, respectively. Mr. Goadby's bonus payments were made pursuant to his service agreement.

(6)
Based on the change in Mr. Goadby's accumulated benefit obligation from the prior year as discussed in more detail in the "PENSION BENEFITS" table. Mr. Goadby's accumulated benefit obligation increased from 2008 to 2009 due primarily to changes in the assumptions used in the calculation of his accumulated benefit obligation. At December 31, 2008, his accumulated benefit obligation was £1,173,000 (or $1,706,000), and at December 31, 2009, his accumulated benefit obligation was £1,580,000 (or $2,554,544).

(7)
For 2009, 2008 and 2007, this amount includes a Company contribution to a defined contribution plan converted to U.S. dollars based on average $/£ exchange rates of 1.5596, 1.8827 and 2.0042, respectively.

(8)
Mr. Bucan's employment with the Company commenced on November 12, 2007.

Incentive Award Plan

        As discussed above in "PROPOSAL 3—RE-APPROVE CERTAIN PROVISONS OF THE INCENTIVE AWARD PLAN PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE," the Incentive Award Plan provides the Board and/or Compensation Committee of the Board with the discretion to provide for the award of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, performance awards, dividend equivalents, stock payments, deferred stock, restricted stock units and/or performance-based awards to eligible individuals. The Company established the Annual Incentive Plan under the Incentive Award Plan to ensure continued deductibility of performance awards pursuant to Tax Code Section 162(m), and the Board is requesting stockholder re-approval of certain provisions of the Incentive Award Plan pursuant to Section 162(m) of the Tax Code. The Incentive Award Plan is administered by the Compensation Committee, and it may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company. Notwithstanding the foregoing, the full Board of Directors administers the Incentive Award Plan with respect to awards made to non-employee directors. There are no changes to the Incentive Award Plan. Certain provisions of the Incentive Award Plan are being submitted to stockholders for re-approval to extend deductibility under Tax Code Section 162(m) proposed for approval by stockholders.

        Any award granted under the Incentive Award Plan other than a stock option or other award in which the participant pays the intrinsic value of the award shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, over a period of not less than one year) following the award date. The Compensation Committee may not accelerate vesting for such full value awards, except in the event of a change of control or the participant's death, disability or retirement.

        Performance awards may be granted pursuant to the Incentive Award Plan. Performance awards are performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code that represent rights to receive a cash payment contingent upon achieving certain performance goals established by the Compensation Committee. The maximum amount that may be paid to any participant pursuant to a performance award during any calendar year is $5,000,000.

2001 Stock Option Plan

        No stock options have been granted under the 2001 Stock Option Plan since November 4, 2004, and no additional awards will be made under the 2001 Stock Option Plan (pursuant to the terms of the Incentive Award Plan). Richard Grant, a director, is currently the only holder of outstanding options under the 2001 Stock Option Plan. Those 9,867 outstanding options will expire on May 8, 2012.

        The 2001 Stock Option Plan provided for option grants to eligible employees, consultants and directors of the Company and its subsidiaries. Options granted after a recapitalization in November 2001 had an exercise price per share equal to an estimate of the fair market value per share of our common stock as of the date of the grant. Options granted to directors were vested immediately and options granted to officers and employees generally included a vesting schedule. The term of the options is eight years and thirty days from the grant date. All vested options generally expire one year following the termination of an optionee's services, subject to certain exceptions.

Employment Agreements

        Angelo C. Brisimitzakis.    Dr. Brisimitzakis entered into an employment agreement on May 11, 2006 to serve as the Company's President and Chief Executive Officer and a member of the Board of Directors. This agreement continues until age 65, unless earlier terminated as provided therein. Dr. Brisimitzakis is paid a base salary and is eligible for the Company's AIP, with a target level of a minimum of 90% of base salary. If Dr. Brisimitzakis is terminated as a result of disability or without cause or if he resigns for good reason, he will be entitled to compensation under his employment agreement. The Company entered into a Change in Control Severance Agreement with Dr. Brisimitzakis providing for payments in the event of certain terminations of employment occurring after a change of control. See "POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL" table below. The Company also entered into a Restrictive Covenant Agreement, limiting activities of Dr. Brisimitzakis with respect to solicitation of employees and competition for a period of two years after termination.

        David J. Goadby.    Mr. Goadby was originally a party to a service agreement dated as of September 1, 1997 with Salt Union Limited, a subsidiary of the Company. That service agreement was replaced by a service agreement effective November 1, 2006 in connection with the change in Mr. Goadby's responsibilities to Vice President of Strategic Development, and provides for continuation of his employment until either party gives the other six months prior notice in writing. Mr. Goadby is paid a base salary and is eligible for employee incentive awards, and optional participation in Salt Union Limited's retirement plans. He was paid special bonus payments in both August 2007 and May 2008, which was the final special bonus payment due Mr. Goadby. Mr. Goadby received no special bonus payments in 2009. The service agreement includes confidentiality, non-competition and non-solicitation provisions. In the event there is a change of control of Salt Union Ltd., Mr. Goadby will be entitled to terminate the service agreement and receive a payment based on salary and medical insurance payments for twelve months.

        Other agreements with named executive officers are discussed under "POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL" below.

 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (AIP) (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(2)
								Grant Date Fair Value of Stock and Option Awards (3)
							Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Angelo C. Brisimitzakis	3-02-09	0	$630,000	$1,386,000
	3-10-09				12,651			$746,282
	3-10-09					38,803	$58.99	$754,718
Rodney L. Underdown	3-02-09	0	$160,701	$353,542
	3-10-09				2,756			$162,576
	3-10-09					8,453	$58.99	$164,411
David J. Goadby(4)	3-02-09	0	$134,098	$295,016
	3-10-09				2,756			$162,576
	3-10-09					8,453	$58.99	$164,411
Gerald J. Bucan	3-02-09	0	$133,875	$294,525
	3-10-09				2,756			$162,576
	3-10-09					8,453	$58.99	$164,411
Ronald Bryan	3-02-09	0	$131,600	$289,250
	3-10-09				2,756			$162,576
	3-10-09					8,453	$58.99	$164,411
Keith E. Clark	3-02-09	0	$156,000	$343,200
	3-10-09				2,756			$162,576
	3-10-09					8,453	$58.99	$164,411

(1)
Awards under the Company's Annual Incentive Plan described in more detail above.

(2)
Awards under the Company's Incentive Award Plan.

(3)
These amounts reflect the grant date fair value in accordance with ASC Topic 718. "Grant Date Fair Value of Stock and Option Awards" amounts can be based on different assumptions for different individuals. Items such as retirement eligibility and differing country-specific tax laws are some of the factors which can influence these differing assumptions. Dividend equivalents are paid with respect to shares subject to RSUs in 2009. Prior to 2009, dividend equivalents were paid with respect to shares subject to both options and RSUs. This participation feature is included in the grant date fair value of each award that is entitled to receive dividends. During 2009, Dr. Brisimitzakis received dividend equivalents of $13,473, $57,750, $90,880 and $150,875 related to his 2009, 2008, 2007 and 2006 grants, respectively; Mr. Underdown received dividend equivalents of $2,935, $15,068, $18,886 and $19,880 related to his 2009, 2008, 2007 and 2006 grants, respectively; Mr. Goadby received dividend equivalents of $2,935, $15,068, $17,040 and $19,880 related to his 2009, 2008, 2007 and 2006 grants, respectively; Mr. Bryan received dividend equivalents of $2,935, $15,068, $18,886, $30,530 and $30,530 related to his 2009, 2008, 2007, 2006 and 2005 grants, respectively; Mr. Bucan received dividend equivalents of $2,935, and $15,336 related to his 2009 and 2007 grants, respectively; and Mr. Clark received dividend equivalents of $2,935, $15,068, $18,886 and $19,880 related to his 2009, 2008, 2007 and 2006 grants, respectively. See Note 11 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2009 for valuation information.

(4)
Amounts related to Estimated Future Payouts Under Non-Equity Incentive Plan Awards were converted to U.S. dollars based on average $/£ exchange rates of 1.5596.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Angelo C. Brisimitzakis(1)
3/10/09	0	38,803	$58.99	3/10/16
					12,651	$850,021
3/10/08	7,734	23,200	$55.12	3/10/15
					9,735	$654,095
3/12/07	24,000	24,000	$33.44	3/12/14
					16,000	$1,075,040
5/11/06	75,000	25,000	$26.52	5/11/13
Rodney L. Underdown(1)
3/10/09	0	8,453	$58.99	3/10/16
					2,756	$185,176
3/10/08	2,018	6,053	$55.12	3/10/15
					2,540	$170,663
3/12/07	5,000	5,000	$33.44	3/12/14
					3,300	$221,727
1/23/06	10,500	3,500	$25.69	1/23/13
David J. Goadby(1)
3/10/09	0	8,453	$58.99	3/10/16
					2,756	$185,176
3/10/08	2,018	6,053	$55.12	3/10/15
					2,540	$170,663
3/12/07	4,500	4,500	$33.44	3/12/14
					3,000	$201,570
1/23/06	10,500	3,500	$25.69	1/23/13
Gerald J. Bucan(1)
3/10/09	0	8,453	$58.99	3/10/16
					2,756	$185,176
11/12/07	4,050	4,050	$36.00	11/12/14
					2,700	$181,413
Ronald Bryan(1)
3/10/09	0	8,453	$58.99	3/10/16
					2,756	$185,176
3/10/08	2,018	6,053	$55.12	3/10/15
					2,540	$170,663
3/12/07	5,000	5,000	$33.44	3/12/14
					3,300	$221,727
1/23/06	16,125	5,375	$25.69	1/23/13
11/16/05	21,500	0	$23.47	11/16/12
Keith E. Clark(1)
3/10/09	0	8,453	$58.99	3/10/16
					2,756	$185,176
3/10/08	2,018	6,053	$55.12	3/10/15
					2,540	$170,663
3/12/07	5,000	5,000	$33.44	3/12/14
					3,300	$221,727
1/23/06	10,500	3,500	$25.69	1/23/13

(1)
Awards beginning in 2005 were made pursuant to the Incentive Award Plan. Option awards vest 25% per year. RSUs vest three years from date of grant and are subject to a one year performance hurdle which was satisfied for all RSUs awarded in 2009, 2008 and 2007.

 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Angelo C. Brisimitzakis	0	0	25,000	$1,244,750
Rodney L. Underdown	0	0	3,400	$182,920
David J. Goadby	0	0	3,400	$182,920
Gerald J. Bucan	0	0	0	0
Ronald Bryan	8,628	$475,512	5,200	$279,760
Keith E. Clark	0	0	3,400	$182,920

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit Obligation ($)	Payments During Last Fiscal Year ($)
Angelo C. Brisimitzakis	—	0	0	0
Rodney L. Underdown	—	0	0	0
David J. Goadby	Salt Union Limited Defined Benefit Pension Plan	34	$2,554,544	0
Gerald J. Bucan	—	0	0	0
Ronald Bryan	—	0	0	0
Keith E. Clark	—	0	0	0

        Mr. Goadby, a resident of the U.K., is the only named executive officer covered by a defined benefit pension plan. This table shows the number of years of service credited to Mr. Goadby and the present value of accumulated benefits payable to Mr. Goadby under the Salt Union Limited Defined Benefit Plan determined using actuarial assumptions consistent with those used in the Company's financial statements. (See Note 7 to the Company's Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009.) Mr. Goadby ceased active participation in the plan effective November 30, 2006 and, for that reason, his number of years of credited service in the plan is less than his years of service with the Company. Mr. Goadby began his employment with the Company on September 1, 1972 and has thirty-seven years of total employment service. The accumulated benefit obligation was converted to U.S. dollars using a year-end exchange rate of 1.6168 $/£.

        Due primarily to the exchange rate change from 1.4546 $/£ in 2008 to 1.6168$/£ at December 31, 2009, Mr. Goadby's accumulated benefit obligation increased in 2009 from 2008. At December 31, 2008, his accumulated benefit obligation was £1,173,000 (or $1,706,000) and at December 31, 2009, his accumulated benefit obligation was £1,580,000 (or $2,554,544).

 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1)(2) ($)	Aggregate Earnings (Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
Angelo C. Brisimitzakis	$205,724	$239,375	$89,897	0	$869,710
Rodney L. Underdown	$3,148	$37,993	$35,141	0	$144,236
David J. Goadby	0	0	0	0	0
Gerald J. Bucan	$7,289	$12,574	$120	0	$34,300
Ronald Bryan	$33,049	$54,975	$787	0	$179,544
Keith E. Clark	$22,823	$60,207	$184,512	0	$959,585

(1)
Represents amounts credited to the employee's account during 2009 without regard to the year that the contribution was earned. Registrant contributions shown above differ from the registrant contributions accrued during 2009 as reflected in "All Other Compensation" in the "SUMMARY COMPENSATION" table.

(2)
Amounts included in this column for 2009 and reported as 2009 compensation in the Summary Compensation Table include for Dr. Brisimitzakis $117,739; for Mr. Underdown $8,143; for Mr. Bucan $7,836; for Mr. Bryan $14,511; and for Mr. Clark $16,390.

(3)
Amounts in this column that were included in the Summary Compensation Tables for previous years are for Dr. Brisimitzakis $645,998; for Mr. Underdown $101,585; for Mr. Bucan $22,572; for Mr. Bryan $135,287; and for Mr. Clark $902,307.

        The Company's U.S.-based executive officers are eligible to participate in the Company's Restoration Plan. The Restoration Plan allows key U.S. employees to defer a portion of their base salary and/or their non-equity incentive plan compensation into a retirement plan that provides Company-matching contributions, profit sharing contributions and investment options consistent with the Company's qualified Savings Plan, as elected by the employee. Under the Restoration Plan, executives may defer compensation in excess of the limits imposed by Internal Revenue Service regulations and their accounts are credited with this elective deferral amount plus an amount equal to the matching and profit sharing contributions that would have been made under the Company's Savings Plan but for Internal Revenue Service limits.

 POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

        The Company has entered into agreements providing for payments upon termination or a change in control with each of the current named executive officers. The following table shows the potential payments upon an assumed termination on December 31, 2009 under different circumstances:

Name	Event	Amount(1)
Angelo C. Brisimitzakis	General termination of employment as a result of disability(2)	$435,545	(3)
	General termination of employment without cause or for good reason(4)	$10,397,760	(5)
	Qualifying termination after change in control(6)	$11,671,471	(7)
Rodney L. Underdown	Qualifying termination after change in control(8)	$2,506,540	(7)
David J. Goadby	Termination at executive's election after change of control	$2,144,069	(9)
Gerald J. Bucan	Qualifying termination after change in control(8)	$1,370,269	(7)
Ronald Bryan	Qualifying termination after change in control(8)	$3,594,367	(7)
Keith E. Clark	Qualifying termination after change in control(8)	$2,509,367	(7)

(1)
Totals do not include amounts earned or benefits accumulated due to continued service by the NEOs through December 31, 2009, including vested stock options and the Restoration Plan deferred compensation balances, all as detailed in the preceding tables.

(2)
For purposes of Dr. Brisimitzakis' employment agreement, "Disability" occurs when Dr. Brisimitzakis is unable to perform the essential functions of his position, with or without reasonable accommodation, for more than 30 consecutive days after reaching maximum medical improvement.

(3)
Based on 60% of then-current base salary for twelve months and entitlement to participate in then-applicable health care plan at the regular employee contribution rate for a period of 18 months following termination (or, if continued participation is not allowed, then the Company shall provide such benefits on the same after-tax basis).

(4)
For purposes of Dr. Brisimitzakis' employment agreement, "Cause" means, in Company's good faith belief, any of the following: (i) the conviction of Executive of or plea of guilty or no contest by Executive to, a felony or misdemeanor involving moral turpitude; (ii) the indictment of Executive for a felony or misdemeanor under the federal securities laws; (iii) the willful misconduct or gross negligence by Executive resulting in material harm to Company or any Company subsidiary; (iv) fraud, embezzlement, theft, or dishonesty by Executive against Company or any Company subsidiary, or willful violation by Executive of a policy or procedure of Company, resulting in any case in material harm to Company; (v) material breach of any Confidentiality Agreement or obligation and/or material breach of any Restrictive Covenant Agreement or similar agreement by and between Executive and Company; or (vi) material or intentional falsification of any Company record. Under this agreement, Executive shall have "Good Reason" to terminate this agreement and his employment in the event of: (i) a material adverse change in Executive's duties, in Executive's reporting structure (except if Company appoints a non-executive Chairman, in which case Executive shall not have Good Reason unless such appointment occurs after a Change in Control, as defined in Executive's separate Change in Control Severance Agreement), or in Executive's responsibilities (as set forth herein or as the same may be altered from time to time thereafter); (ii) any reduction in Executive's Base Salary (as set forth in the agreement or as the same may be altered from time to time), except as provided in the agreement; (iii) Company's relocation of Executive more than fifty miles from Executive's primary office location (initially Overland Park, Kansas) and more than fifty miles from Executive's principal residence; or (iv) Company's sale to an entity that is not publicly traded or that results in the Company no longer being a publicly traded entity.

(5)
If the Company terminates Dr. Brisimitzakis' employment without Cause, or if Dr. Brisimitzakis terminates employment with Good Reason, then Executive shall receive a lump sum payment payable within 30 days following termination of employment equal to accrued compensation plus the lesser of (a) an amount equal to two times the Executive's highest annual Base Salary during the twelve month period immediately before such termination or (b) the Base Salary that would be paid to Executive if he continued employment to age 65. Executive is also entitled to reimbursement, up to a maximum of eighteen months, for premium payments for any elected COBRA coverage Executive elects, if any, and immediate vesting of all stock options and/or restricted stock units granted through the date of termination, regardless of the provisions of any other agreement.

(6)
In Dr. Brisimitzakis' Change in Control Severance Agreement, "Qualifying Termination" means a termination of Executive's employment during the Termination Period (i) by Company other than for Cause or (ii) by Executive for Good Reason. "Termination Period" means a period of two years after a Change in Control. Both "Cause" and "Good Reason" are defined in Dr. Brisimitzakis' employment agreement. (See note (4) above.) Although defined more specifically in the Change in Control Severance Agreement, "Change of Control" generally means the occurrence of (i) a transaction whereby any person acquires more than 50% of the total combined voting power of the Company, (ii) a significant change in at least two-thirds of the composition of the Board over a consecutive two year period, or (iii) the consummation of (A) a merger, consolidation, reorganization or business combination, (B) sale or other disposition of substantially all of the Company's assets, or (C) the acquisition of assets or stock of another entity that results in a change in control as defined, in each case with certain exceptions.

(7)
Based on two times the sum of (A) Executive's highest annual rate of base salary during the twelve month period immediately before the Date of Termination plus (B) the higher of (x) Executive's average AIP award over the three prior complete fiscal years or (y) Executive's annual target AIP award for the fiscal year in which the Date of Termination occurs and the value of continued participation in medical, dental, accident, disability, and life insurance benefit plans for eighteen months, and assumes immediate vesting of options and RSUs pursuant to the applicable award agreements.

(8)
For purposes of the Change in Control Severance Agreement, "Qualifying Termination" means a termination of Executive's employment during the Termination Period (i) by Company other than for Cause or (ii) by Executive for Good Reason. "Termination Period" means a period of two years after a Change in Control. "Cause" means Executive's (i) conviction of, or plea of guilty or nolo contendere to, a felony or misdemeanor involving moral turpitude, (ii) indictment for a felony or misdemeanor under the federal securities laws, (iii) willful misconduct or gross negligence resulting in material harm to the Company, (iv) willful breach of Executive's duties or responsibilities herein or of the separate Restrictive Covenant Agreement as defined, (v) fraud, embezzlement, theft, or dishonesty against the Company or any Subsidiary, or (vi) willful violation of a policy or procedure of the Company resulting in any case in material harm to the Company. "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events within two years after a Change in Control: a material adverse change in Executive's duties or responsibilities as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not be deemed to occur upon a change in Executive's reporting structure, upon a change in Executive's duties or responsibilities that is a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph, or upon a change in Executive's duties or responsibilities that is part of an across-the-board change in duties or responsibilities of employees at Executive's level; any reduction in Executive's annual base salary or annual target or maximum annual incentive award opportunity in effect as of the Change in Control (or as the same may be increased from time to time thereafter); provided, however, that Good Reason shall not include such a reduction of less than 10% that is part of an across-the-board reduction applicable to employees at Executive's level; Company's (A) relocation of Executive more than fifty miles from Executive's primary office location and more than fifty miles from Executive's principal residence as of the Change in Control or (B) requirement that Executive travel on Company business to an extent substantially greater than Executive's travel obligations immediately before such Change in Control; a reduction of more than 10% in the aggregate benefits provided to Executive under the Company's employee benefit plans, including but not limited to any "top hat" plans designated for key employees in which Executive is participating as of the Change in Control; any purported termination of Executive's employment without notice; or the failure of the Company to obtain a required assumption agreement from any successor.

(9)
Based on Mr. Goadby's base salary and medical insurance benefit calculated over a twelve month period and assumes immediate vesting of options and RSUs pursuant to the applicable award agreements.

 2009 DIRECTOR COMPENSATION

        The table below summarizes the total compensation earned or paid by the Company to directors who were not executive officers during 2009.

	Fees Earned Or Paid In Cash ($)(1)	Stock Awards ($) (2)	Total ($)
Bradley J. Bell	$50,000	$60,000	$110,000
David J. D'Antoni	0	$114,842	$114,842
Richard S. Grant(3)	$72,658	$60,000	$132,658
Perry W. Premdas	0	$125,000	$125,000
Allan R. Rothwell	0	$117,500	$117,500
Timothy R. Snider	0	$117,500	$117,500
Paul S. Williams(4)	$32,280	$38,736	$71,016

(1)
Includes deferred amounts.

(2)
These amounts were deferred pursuant to the Incentive Award Plan and related Independent Director Stock Award Agreements. The amounts disclosed represent the grant date fair value recognized in accordance with ASC Topic 718. The grant date fair value is equivalent to the equity portion of each director's annual compensation (for 2009, $60,000), plus any additional elective deferrals of each director's non-equity compensation. The number of stock units granted was based on the ending market value of the Company's common stock at each quarterly grant date. All stock units were vested at the grant date.

(3)
Mr. Grant holds 9,867 unexercised options to purchase the Company's common stock as of the end of the fiscal year. There were no other unexercised options or unvested stock awards outstanding to directors as of the end of the fiscal year.

(4)
Paul S. Williams was appointed to the Board on May 9, 2009 to fill the vacancy created by the resignation of Vernon G. Baker, II which was effective December 31, 2008.

        In 2009, each non-employee director received (1) an annual cash retainer of $50,000 per year, plus additional amounts for serving as a committee chair or Lead Independent Director, which amounts may be received either in cash or deferred into the Directors' Deferred Compensation Plan at the election of the director; and (2) an equity award of $60,000 per year, which amount may be deferred into the Directors' Deferred Compensation Plan or taken in shares of Company common stock. The Company paid non-employee directors the following additional compensation in 2009 for serving as committee chairs and Lead Independent Director: The Audit Committee Chair received $15,000 per year, the chairs of the Compensation Committee, Nominating/Corporate Governance, and Environmental, Health and Safety Committees each received $7,500 per year, and the Lead Independent Director received $20,000 per year.

        Non-employee directors may elect to defer all or a portion of the fees payable for their service. Any amounts deferred by a director are converted into units equivalent to the value of the Company's common stock. As dividends are declared on the Company's common stock, these units are entitled to accrete dividends in the form of additional units based on the high and low stock price on the dividend payment date. Accumulated deferred units are distributed in the form of Company common stock at the time the director ceases to be a member of the Board or any earlier date elected by the director. Each non-employee member of the Board of Directors is required to obtain ownership in Company stock (or its equivalent) equal to five times the annual cash retainer, which amount is to be achieved within five years of joining the Board of Directors, and maintain at least five times the annual cash retainer in stock ownership (or its equivalent) while on the Board of Directors. For 2007 and earlier years, deferred amounts were made pursuant to the Compass Minerals International, Inc. Directors' Deferred Compensation Plan, adopted effective October 1, 2004. Beginning in 2008, deferred amounts are made pursuant to the Incentive Award Plan and related Independent Director Stock Award Agreements.

        On November 4, 2009, the Board of Directors approved changes to the compensation for non-employee members of the Board of Directors, effective January 1, 2010 as follows: (1) the cash retainer remains the same at $50,000 per year, (2) the equity award is increased from $60,000 to $67,000 per year, and (3) the additional compensation paid for serving as committee chairs and Lead Independent Director will remain the same for 2010 as 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of Timothy R. Snider (chair), Bradley J. Bell, Perry W. Premdas and Paul S. Williams. None of these individuals is or has ever been an officer or employee of Compass Minerals. During 2009, no executive officer of Compass Minerals served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks with the companies with which these individuals or Compass Minerals' other directors are affiliated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of Compass Minerals and persons who own more than 10% of Compass Minerals' common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Compass Minerals' common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish Compass Minerals with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and Compass Minerals is required to disclose in this proxy statement any late filings or failures to file.

        Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Compass Minerals and written representations from certain reporting persons that no additional reports were required, Compass Minerals believes (i) that its directors and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2009, and (ii) each of the Company's reporting officers filed a Form 4 for the Company's March 10, 2009 grant of options and restricted stock units on March 13, 2009, one day later than the SEC rule requires, but otherwise complied with all other filing requirements for the fiscal year ended December 31, 2009.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        The Board of Directors has adopted a written policy and procedures for review, approval and monitoring of transactions involving the Company and "related persons" (directors, director nominees and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company's outstanding stock). The policy covers any related-person transaction that meets or is near the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

        The Company's Nominating/Corporate Governance Committee (the "Governance Committee") will review the material facts of all proposed related-party transactions. In determining whether to approve or ratify a related-party transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the related-party transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director shall participate in any discussion, approval or ratification of any related-party transaction for which he or she is a related party, except that the director shall provide all material information concerning the related-party transaction to the Governance Committee. If a related-party transaction will be ongoing, the Governance Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related party. Thereafter, the Governance Committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to determine whether they are in compliance with the Governance Committee's guidelines and that the related-party transaction remains appropriate.

OTHER MATTERS

        We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

        Under SEC rules, we are permitted to deliver a single set of any proxy statement, information statement, annual report and prospectus to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to receive a separate proxy card or voting instruction card.

        The Company is not householding this year for those stockholders who hold their shares directly in their own name. If you share the same last name and address with another Company stockholder who also holds his or her shares directly and you would each like to start householding for the Company's annual reports, proxy statements, information statements and prospectuses for your respective accounts, then please contact us at Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attention: Secretary.

        This year, some brokers and nominees who hold Company shares on behalf of stockholders may be participating in the practice of householding proxy statements and annual reports for those stockholders. If your household received a single proxy statement and annual report for this year, but you would like to receive your own copy, please contact us at Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attention: Secretary, or by telephone at 913-344-9200, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another stockholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company's disclosure documents, please contact your broker or nominee as described in the voting instruction card or other information you received from your broker or nominee.

        If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

ADDITIONAL FILINGS AND INFORMATION

        The Company's Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company's website as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. They may be accessed at www.compassminerals.com. Additional copies of the Company's annual report to stockholders are available upon a written request to the Company at Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attention: Secretary.

Proxy Solicitation

        Compass Minerals will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Compass Minerals will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2011 Annual Meeting

        Any stockholder who intends to present a proposal at the annual meeting in 2011 must deliver the proposal to Compass Minerals International, Inc., 9900 West 109th Street, Suite 600, Overland Park, Kansas 66210, Attention: Secretary

  •
  if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, not later than November 30, 2010;

  •
  if the proposal is submitted pursuant to Compass Minerals' by-laws (in which case we are not required to include the proposal in our proxy materials), not later than the close of business on February 4, 2011 nor earlier than the close of business on January 5, 2011. However, if the 2011 annual meeting is more than thirty (30) days before or after the anniversary of the 2010 annual meeting, then to be timely the stockholder notice must be delivered to the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

By order of the Board of Directors,

Rodney Underdown Vice President, Chief Financial Officer, Secretary and Treasurer

COMPASS MINERALS INTERNATIONAL, INC.

2005 INCENTIVE AWARD PLAN(1)

(As amended by Amendment One dated March 6, 2007, and Amendment Two dated December 23, 2008)

ARTICLE 1

PURPOSE

The purpose of the Compass Minerals International, Inc. 2005 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Compass Minerals International, Inc., a Delaware corporation (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1                          “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Performance Bonus Award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2                          “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3                          “Board” means the Board of Directors of the Company.

2.4                          “Change of Control” (2) means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) The date a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

(1) The Plan was originally approved by the Company’s shareholders at the August 4, 2005 shareholder meeting.

(2) Amendment Two dated December 23, 2008 amended subparagraph (b) of Section 2.4 to read in its entirety as set forth above and deleted subparagraph (d) of Section 2.4 in its entirety.  Subparagraph (d) of the original plan read as follows:  “(d) The Company’s stockholders approve a liquidation or dissolution of the Company.  The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.”

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

2.5                          “Code” means the Internal Revenue Code of 1986, as amended.

2.6                          “Committee” means the committee of the Board described in Article 12.

2.7                          “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.8                          “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.9                          “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.6.

2.10                    “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.11                    “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.4 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.12                    “Effective Date” shall have the meaning set forth in Section 13.1.

2.13                    “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.14                    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.15                    “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (i) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (c) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on the day previous to such date, as determined in good faith by the Committee; or (d) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.16                    “Full Value Award” means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

2.17                    “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.18                    “Independent Director” means a member of the Board who is not an Employee of the Company.

2.19                    “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.20                    “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.21                    “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.22                    “Participant” means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.23                    “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

2.24                    “Performance Bonus Award” has the meaning set forth in Section 8.3.

2.25                    “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to the Company or a unit, division, group or plan of the Company) that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.26                    “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.27                    “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance

Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.28                    “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.29                    “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.30                    “Plan” means this Compass Minerals International, Inc., 2005 Incentive Award Plan, as it may be amended from time to time.

2.31                    “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.32                    “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.33                    “Restricted Stock Unit” means an Award granted pursuant to Section 8.7.

2.34                    “Stock” means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.35                    “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.36                    “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.5.

2.37                    “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1                          Number of Shares.

(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 3,240,000; provided however, no more than 2,000,000 shares of Stock may be delivered upon the exercise of Incentive Stock Options.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. Shares of Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). If any shares of Restricted Stock are forfeited by the Participant or repurchased by the Company, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2                          Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3                          Limitation on Number of Shares Subject to Awards and Limit on Performance Bonus Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000. The maximum amount that may be paid in cash during any calendar year with respect to a Performance Bonus Award shall be $5,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1                          Eligibility.

(a)                           General. Persons eligible to participate in this Plan are Employees, Consultants, and Independent Directors, as determined by the Committee.

(b)                          Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Consultants or Independent Directors, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Employees, Consultants, or members of the Board outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Employees, Consultants, or members of the Board outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

4.2                          Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

5.1                          General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed seven years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash (or its equivalent), (ii) except with respect to Incentive Stock Options, shares of Stock issuable to the Option holder upon exercise of the Option, with a Fair Market Value on the date of the Option exercise equal to the aggregate Option exercise price of the shares with respect to which such Option or portion thereof is thereby exercised, (iii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse financial accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale. The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option with a loan from the Company or a loan arranged in violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2                          Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the following additional provisions of this Section 5.2:

(a) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Seven years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii) Three months after the Participant’s termination of employment as an Employee; and

(iii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock

Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1                          Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2                          Issuance and Restrictions. Subject to Section 10.7, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise (including, without limitation, pursuant to the satisfaction or time-vesting requirements, performance vesting requirements, or both), as the Committee determines at the time of the grant of the Award or thereafter.

6.3                          Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.7, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4                          Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1                          Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2                          Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements to Section 409A of the Code, specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1                          Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2                          Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3                          Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee, subject to Section 10.7. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

8.4                          Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

8.5                          Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.6                          Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, subject to Section 10.7. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.7                          Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, subject to Section 10.7. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

8.8                          Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

8.9                          Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

8.10                    Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.11                    Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1                          Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees or other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2                          Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3                          Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4            Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5            Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1          Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2          Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3          Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate, tax planning and/or charitable purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4          Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the

Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5          Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

10.6          Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

10.7          Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Participants other than Independent Directors shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made and the Committee may not accelerate the vesting for such Full Value Awards, except in the event of a Change of Control or the Participant’s death, Disability or retirement (as defined in the Participant’s Award Agreement).

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1          Adjustments. (3) Adjustments.  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee, as it determines to be necessary to prevent dilution or enlargement of the rights of Participants, shall proportionately adjust (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan, to reflect such event. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

11.2          Change of Control. Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, if a Change of Control occurs and a Participant’s Options, Restricted Stock or Stock Appreciation Rights are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse; and provided such Change of Control is a change in the ownership or effective control of the Company or in the ownership of or a substantial portion of the assets of the Company within the meaning of Section 409A of the Code, then all Restricted Stock Units, Deferred Stock, and Performance Stock shall become deliverable upon the Change of Control. Upon, or in anticipation of, a Change of Control, the Committee may in its sole discretion provide for (a) any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each

(3) Section 11.1 was amended in its entirety by Amendment One dated March 6, 2007.

Participant the right to exercise such Awards during a period of time as the Committee shall determine, (b) the purchase of any Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), (c) the replacement of such Award with other rights or property selected by the Committee in its sole discretion; (d) the assumption of or substitution of such Award by the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (e) the acceleration of vesting or payment of any Award, notwithstanding anything to the contrary in any Award Agreement; or (f) payment of Awards in cash, as determined with reference to the value of Stock on the date of the Change of Control plus reasonable interest on the Award through the date such Award would otherwise be vested or have been paid in accordance with its original terms, if necessary to comply with Section 409A of the Code.

11.3          Outstanding Awards — Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

11.4          Outstanding Awards — Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.5          No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1          Committee. The Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees. The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, (y) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder and (z) an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded). Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board.

12.2          Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3          Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4          Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1          Effective Date; Effect of Approval on 2001 Stock Option Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws. No additional awards will be made under the Compass Minerals International, Inc. 2001 Stock Option Plan on or after the Effective Date.

13.2          Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1          Amendment, Modification, and Termination. Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond seven years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

14.2          Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1          No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2          No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3          Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4          No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5          Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6          Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7          Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8          Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9          Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10        Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11        Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12        Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13        Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

15.14        Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 NNNNNNN 0 2 4 6 9 1 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 015XLB 3 2 A V + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Voting Instructions Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as your name or names appear on certificate and mail this proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the corporation. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the Directors, FOR Proposal 2, and FOR Proposal 3. For Against Abstain 2. Ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010. Change of Address — Please print new address below. 01 - Angelo C. Brisimitzakis 02 - Timothy R. Snider 03 - Paul S. Williams 1. Election of Directors: For Withhold For Withhold For Withhold For Against Abstain 3. Re-approve certain provisions of the Company’s 2005 Incentive Award Plan pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE UNDER THE COMPASS MINERALS INTERNATIONAL, INC. SAVINGS PLAN This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Compass Minerals International, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2010, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting of Stockholders and matters incidental to such meeting. I understand that if the voting instruction card is not returned, the Trustee cannot vote the shares allocated to my account. IMPORTANT: PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO COMPASS MINERALS INTERNATIONAL, INC. AS YOUR VOTE IS CONFIDENTIAL. VOTING INSTRUCTIONS — COMPASS MINERALS INTERNATIONAL, INC.

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 NNNNNNN 0 2 4 6 9 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 015XIA 3 2 A V + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as your name or names appear on certificate and mail this proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the corporation. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the Directors, FOR Proposal 2, and FOR Proposal 3. For Against Abstain 2. Ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010. Change of Address — Please print new address below. 01 - Angelo C. Brisimitzakis 02 - Timothy R. Snider 03 - Paul S. Williams 1. Election of Directors: For Withhold For Withhold For Withhold For Against Abstain 3. Re-approve certain provisions of the Company’s 2005 Incentive Award Plan pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2010 The undersigned hereby appoints RODNEY L. UNDERDOWN, BRADLEY J. BELL, and RICHARD S. GRANT and each of them, with full power of substitution, proxies of the undersigned to vote my shares of Common Stock of Compass Minerals International, Inc., at the Company’s annual meeting of stockholders to be held at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210-1462 on Wednesday, May 5, 2010, at 9:00 a.m. local time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the annual meeting. If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR each of the nominees, FOR Proposal 2, and FOR Proposal 3. (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE) Proxy — COMPASS MINERALS INTERNATIONAL, INC.

0 2 4 6 9 1 2 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 015XJA 1 U PX + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as your name or names appear on certificate and mail this proxy promptly in the enclosed paid envelope. When signing in representative capacity, insert title and attach papers showing authority unless already on file with the corporation. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR the Directors, FOR Proposal 2, and FOR Proposal 3. For Against Abstain 2. Ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010. 01 - Angelo C. Brisimitzakis 02 - Timothy R. Snider 03 - Paul S. Williams 1. Election of Directors: For Withhold For Withhold For Withhold For Against Abstain 3. Re-approve certain provisions of the Company’s 2005 Incentive Award Plan pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2010 The undersigned hereby appoints RODNEY L. UNDERDOWN, BRADLEY J. BELL, and RICHARD S. GRANT and each of them, with full power of substitution, proxies of the undersigned to vote my shares of Common Stock of Compass Minerals International, Inc., at the Company’s annual meeting of stockholders to be held at the Doubletree Hotel Overland Park-Corporate Woods, 10100 College Blvd., Overland Park, Kansas 66210-1462 on Wednesday, May 5, 2010, at 9:00 a.m. local time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the annual meeting. If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR each of the nominees, FOR Proposal 2, and FOR Proposal 3. (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE) Proxy — COMPASS MINERALS INTERNATIONAL, INC.

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COMPASS MINERALS INTERNATIONAL, INC. 9900 West 109th Street, Suite 600 Overland Park, Kansas 66210
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 5, 2010
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 5, 2010. The Company's Proxy Statement and Annual Report to security holders for the fiscal year ended December 31, 2009 is also available at http://www.proxydocs.com/cmp.
COMPASS MINERALS INTERNATIONAL, INC. 9900 West 109th Street, Suite 600 Overland Park, Kansas 66210
2010 PROXY STATEMENT
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY IN THE ENCLOSED ENVELOPE .
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
PROPOSAL 1—ELECTION OF DIRECTORS
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE THREE NOMINEES.
NOMINEES FOR ELECTION AS CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING AT THE 2013 ANNUAL MEETING
CLASS II DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE AT THE 2011 ANNUAL MEETING
CLASS III DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE AT THE 2012 ANNUAL MEETING
INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
CORPORATE GOVERNANCE GUIDELINES
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 3—RE-APPROVE CERTAIN PROVISIONS OF THE INCENTIVE AWARD PLAN PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY
HOW WE DETERMINE COMPENSATION
ELEMENTS OF COMPENSATION
OTHER ELEMENTS OF COMPENSATION
OTHER COMPENSATION POLICIES AND AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NON-QUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL
2009 DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS
OTHER MATTERS
ADDITIONAL INFORMATION
ADDITIONAL FILINGS AND INFORMATION